Prospectus Investor and Service Class Shares February 28, 2019, as supplemented April 5, 2019

Access One Trust

	INVESTOR CLASS	SERVICE CLASS
Access Flex Bear High Yield FundSM	AFBIX	AFBSX
Access Flex High Yield FundSM	FYAIX	FYASX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.profunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 888-PRO-FNDS (888-776-3637) or by sending an e-mail request to info@profunds.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 888-PRO-FNDS (888-776-3637) or send an email request to info@profunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Neither the Securities and Exchange Commission, the Commodity Futures Trading Commission, nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Section
4	Access Flex Bear High Yield FundSM
9	Access Flex High Yield FundSM
13	Investment Objectives,
Principal Investment Strategies
and Related Risks
18	Fund Management
20	General Information
24	Shareholder Services Guide
33	Financial Highlights

Summary Section

4 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Important Information about the Fund
If Access Flex Bear High Yield FundSM (the "Fund") is successful in meeting its objective, its net asset value should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value).
The Fund presents different risks than other types of funds. The Fund is different in that it it seeks inverse or "short" exposure and invests in credit derivatives. The Fund may not be suitable for all investors and should be used only by knowledgeable investors. Investors in the Fund should actively manage and monitor their investments, as frequently as daily. An investor in the Fund could potentially lose the full principal value of his/her investment within a single day.
Investment Objective
The Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	4.67%	4.67%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	5.42%	6.42%
Fee Waivers/Reimbursements	-3.64%	-3.64%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*
ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 29, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,295	$2,400	$5,122
Service Class	$281	$1,575	$2,832	$5,823
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in financial instruments that ProFund Advisors believes, in combination, should provide investment results that correspond generally to the inverse of the high yield market . The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>
Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt instruments in order to gain inverse exposure to the high yield market. These derivatives principally include:

•
Credit Default Swaps ("CDS") — As a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide short exposure to credit, it will generally be a net buyer of credit protection with respect to North American high yield debt issuers. Buying credit protection is equivalent to being "short" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 5

every six months on a 100-name basket, which names vary from issue to issue.

•
U.S. Treasury Futures Contracts — The Fund intends to invest in short U.S. Treasury futures contracts in order to obtain inverse exposure to interest rates, similar to the inverse interest rate exposure that would be present when shorting high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally sell U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•
Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to maintain inverse exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield market (which would generally be adverse market conditions for this Fund). There is no assurance that the Fund will achieve its investment objective.
Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Principal Risks
The Fund presents different risks than other types of funds in that it it seeks inverse or "short" exposure. This means the Fund should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, it should generally increase in value as the high yield market is falling (losing value). An investor in the Fund could potentially lose the full principal value of their investment.
Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.
Credit Default Swaps (CDS) Risk — The Fund will normally be a net buyer of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.
Compounding Risk — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure consistent with the Fund's investment objective. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.
Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
Active Management Risk — The Fund is actively managed and its performance reflects, in part, the investment decisions that ProFund Advisors makes for the Fund. Those investment decisions may not produce the intended results. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could lose value or underperform its performance benchmark or other funds with a similar investment objective or strategy. There can be no assurance that the portfolio managers will continue to be associated with the Fund for any length of time. The loss of the services of one or more portfolio managers could have an adverse impact on the Fund's ability to realize its investment objective.
Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can

6 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

negatively impact the performance of the Fund. Debt instruments have varying levels of sensitivity to changes in interest rates. Typically the value of an outstanding debt instrument falls when interest rates rise. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and would generally be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets in general. These factors may cause the value of an investment in the Fund to change. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.
Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific financial instruments. The ability to trade certain financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. As a fund seeking investment results that correspond to the inverse of the high yield market, the Fund's performance will generally decrease when the high yield market gains value.
High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") typically involves greater levels of credit, prepayment, liquidity and valuation risk than investment in or exposure to higher rated instruments. High yield debt instruments are generally more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These instruments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these instruments and reduce market liquidity (liquidity risk). Less active secondary or public markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the instrument with a lower yielding instrument, resulting in a decreased return for investors. If the issuer of an instrument is in default with respect to interest or principal payments, the issuer's instrument could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.
Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments will fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Since the Fund seeks investment results that correspond to the inverse of the high yield market, the Fund's performance will generally be more favorable when interest rates rise and less favorable when interest rates decline. Without taking into account other factors, the value of debt instruments with longer maturities typically fluctuates more in response to interest rate changes than debt instruments with shorter maturities.
Inverse Correlation Risk — Investors should lose money when the high yield market gains value and make money when the high yield market loses value — results that are the opposite of the results of investing in traditional high yield mutual funds.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.
Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.
Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 7

result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
Short Sale Exposure Risk — The Fund may seek inverse or "short" exposure through financial instruments, which would cause the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available instruments or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payment by the assets underlying the Fund's short positions will negatively impact the Fund.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Valuation Risk — In certain circumstances, (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the Fund's portfolio investments trade in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund may change, perhaps significantly, on days and at times when shareholders are unable to purchase, redeem, or exchange shares.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. Performance for Service Class shares would differ to the extent their fees and expenses differ.  In addition, the Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.
Annual Returns of Investor Class Shares as of December 31 each year
Best Quarter (ended 3/31/2009): 13.14%;
Worst Quarter (ended 9/30/2009): -12.18%
Average Annual Total Returns
For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				4/27/2005
– Before Taxes	-0.42%	-6.19%	-11.69%
– After Taxes on Distribution	-0.42%	-6.19%	-11.69%
– After Taxes on Distribution and Sale of Shares	-0.25%	-4.56%	-7.52%
Service Class Shares	-1.44%	-7.00%	-12.55%	4/27/2005
Markit iBoxx $ Liquid High Yield Index#	-1.51%	3.22%	9.33%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.
Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and

8 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.
Purchase and Sale of Fund Shares
The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.

>	$15,000 for self-directed accounts.
You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).
Tax Information
The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 9

Important Information about the Fund
If Access Flex High Yield FundSM (the "Fund") is successful in meeting its objective, its net asset value should generally gain value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value).
Investment Objective
The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.02%	1.02%
Total Annual Fund Operating Expenses*	1.77%	2.77%

*
ProFund Advisors LLC (“ProFund Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.95% for Investor Class shares and 2.95% for Service Class shares through February 29, 2020. After such date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of that contractual period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$180	$557	$959	$2,084
Service Class	$280	$859	$1,464	$3,099
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,334% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in financial instruments that ProFund Advisors believes, in combination, should provide investment results that correspond generally to the high yield market. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>
Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt instruments in order to gain exposure to the high yield market. These derivatives principally include:

•
Credit Default Swaps ("CDS") — As a substitute for investing directly in bonds in order to gain credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide long exposure to credit, it will generally be a net seller of credit protection with respect to North American high yield debt issuers. Selling credit protection is equivalent to being "long" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

•
U.S. Treasury Futures Contracts — The Fund intends to invest in U.S. Treasury futures contracts in order to obtain interest rate exposure similar to the interest rate exposure that is present in high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally purchase U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>	Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, for example:

10:: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

•	U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•
Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other highly liquid securities, agrees to buy the securities back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

>
U.S. Treasury Obligations — The Fund invests in obligations of the U.S. Department of the Treasury ("U.S. Treasury"), including Treasury bills and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. These debt securities carry different interest rates, maturities and issue dates.

The Fund seeks to maintain exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield market. There is no assurance that the Fund will achieve its investment objective.
Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
Risks Associated with the Use of Derivatives — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.
Credit Default Swaps (CDS) Risk — The Fund will normally be a net seller of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.
Counterparty Risk — The Fund will invest in derivatives involving third parties (i.e., counterparties). The use of derivatives involves risks that are different from those associated with ordinary portfolio securities transactions. The Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount it expects to receive from counterparties to derivatives and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the value of an investment in the Fund may decline.
Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund may come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
Active Management Risk — The Fund is actively managed and its performance reflects, in part, the investment decisions that ProFund Advisors makes for the Fund. Those investment decisions may not produce the intended results. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could lose value or underperform its performance benchmark or other funds with a similar investment objective or strategy. There can be no assurance that the portfolio managers will continue to be associated with the Fund for any length of time. The loss of the services of one or more portfolio managers could have an adverse impact on the Fund's ability to realize its investment objective.
Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Additionally, the credit quality of the issuer of a debt instrument (including the risk of a potential default) can also affect the price of a debt instrument. The perceived or actual inability of issuers, guarantors, or liquidity providers of debt instruments to make scheduled interest payments can negatively impact the performance of the Fund. Debt instruments have varying levels of sensitivity to changes in interest rates. Typically the value of an outstanding debt instrument falls when interest rates rise. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and would generally be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets in general. These factors may cause the value of an investment in the Fund to change.
Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific financial instruments. The ability to trade certain financial instruments may be restricted, which may result in the Fund being unable to trade those and other related financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures, options contracts and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 11

developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors.
High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") typically involves greater levels of credit, prepayment, liquidity and valuation risk than investment in or exposure to higher rated instruments. High yield debt instruments are generally more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These instruments are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these instruments and reduce market liquidity (liquidity risk). Less active secondary or public markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the instrument with a lower yielding instrument, resulting in a decreased return for investors. If the issuer of an instrument is in default with respect to interest or principal payments, the issuer's instrument could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance.
Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments will fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. Moderate economic recovery and recent policy changes may increase the likelihood that interest rates will rise. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of debt instruments with longer maturities typically fluctuates more in response to interest rate changes than debt instruments with shorter maturities.
Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain financial instruments would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the total return of the high yield market.
Non-Diversification Risk — The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (“1940 Act”), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.
Portfolio Turnover Risk — The Fund may incur high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund’s shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company ("RIC") and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Valuation Risk — In certain circumstances, (e.g., if ProFund Advisors believes market quotations do not accurately reflect the fair value of an investment or a trading halt closes an exchange or market early), ProFund Advisors may, in its sole discretion, choose to determine a fair value price as the basis for determining the market value of such investment for such day. The fair value of an investment determined by ProFund Advisors may be different from other value determinations of the same investment. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" investments, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio investment is sold at a discount to its established value.
Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the Fund's portfolio investments trade in markets on days and at times when the Fund

12:: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

is not open for business. As a result, the value of the Fund may change, perhaps significantly, on days and at times when shareholders are unable to purchase, redeem, or exchange shares.
Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the Fund's Full Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. Performance for Service Class shares would differ to the extent their fees and expenses differ.  In addition, the Fund's performance information reflects applicable fee waivers and expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.
Annual Returns of Investor Class Shares as of December 31 each year
Best Quarter (ended 6/30/2009): 13.71%;
Worst Quarter (ended 3/31/2009): -15.59%.
Average Annual Total Returns
For the period ended December 31, 2018

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/17/2004
– Before Taxes	-0.62%	3.00%	6.83%
– After Taxes on Distribution	-1.18%	1.54%	5.44%
– After Taxes on Distribution and Sale of Shares	-0.37%	1.62%	4.80%
Service Class Shares	-1.61%	1.99%	5.78%	12/17/2004
Markit iBoxx $ Liquid High Yield Index#	-1.51%	3.22%	9.33%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.
Management
The Fund is advised by ProFund Advisors. Alexander Ilyasov, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2019 and August 2016, respectively.
Purchase and Sale of Fund Shares
The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>	$5,000 for accounts that list a financial professional.

>	$15,000 for self-directed accounts.
You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).
Tax Information
The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, at least quarterly and capital gains, if any, at least annually.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

13

Investment Objectives,
Principal Investment Strategies and
Related Risks

14:: Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the Funds' investment objectives, principal investment strategies and related risks.
Investment Objectives
The Access Flex Bear High Yield FundSM and Access Flex High Yield FundSM (each a "Fund" or collectively the "Access One Funds" or the "Funds") offered herein are series of the Access One Trust (the "Trust") and are designed to correspond generally to the total return, or the inverse of the total return, of the high yield market consistent with maintaining reasonable liquidity.
Each Fund's investment objective is non-fundamental, meaning it may be changed by the Board of Trustees ("Board"), without the approval of Fund shareholders.
Principal Investment Strategies
In seeking to achieve each Fund's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment and industry diversification of the Fund's overall portfolio. The Advisor does not conduct fundamental analysis in managing each Fund.
Each Fund is not a traditional index fund and each Fund seeks to provide investment results that correspond to the high-yield market, or the inverse thereof, but does not attempt to replicate the performance of a specific index, including the index shown in the performance table. The investment techniques utilized are intended to maintain high correlation with, and similar aggregate characteristics to those of high yield debt securities ("junk bonds") and/or the high yield debt securities market ("high yield market"), or the inverse thereof. For example, a Fund may gain exposure to only a representative sample of securities which is intended to have aggregate characteristics similar to those of the high yield market. In addition, a Fund may obtain exposure to components not included in the high yield market or overweight or underweight certain components contained in the high yield market.
In managing the assets of the Funds, ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends. Each Fund generally seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the high yield market without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.
The Funds are subject to the SEC “names rule” (Rule 35d-1 under the Investment Company Act of 1940 (the “1940 Act”)), and each such Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. For purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days' notice prior to changes in these Funds' name policies

Principal Risks Specific to the Funds
Like all investments, investing in the Funds entails risks. A Fund's net asset value ("NAV") will change daily based on the performance of the high yield market in general or specific financial instruments which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which a Fund invests, a Fund's level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The factors most likely to have a significant impact on a Fund's portfolio are called "principal risks." The principal risks for each Fund are described in each Fund's Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information ("SAI") contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to these identified as principal risks.
Risks Associated With the Use of Derivatives
Each Fund obtains investment exposure through derivatives (including investing in: swap agreements; futures contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., securities in the high yield market). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund's returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.
Other Principal Risks
In addition to the risks noted above, many other factors may also affect the value of an investment in a Fund. A Fund’s NAV will change daily based on the performance of the high yield market, which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of investments in which the Fund invests, the Fund’s level of investment in particular issuers and other factors, including the financial condition, sector, economic sector and location of such issuers.
Credit Default Swaps (CDS) Risk While the Access Flex Bear High Yield Fund will normally be a net "buyer" of CDS and while the Access Flex High Yield Fund will normally be a net "seller" of CDS, at times the Access Flex Bear High Yield Fund may be a net

Investment Objectives, Principal Investment Strategies and Related Risks :: 15

"seller" and the Access Flex High Yield Fund may be a net "buyer" of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Funds intend, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a Fund invests or in the reference entities subject to the CDS. As a result, a Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties to achieve the requisite exposure to underlying reference entities and there are no limitations on the notional amount established for the CDS, a CDS may involve many reference entities. In such cases, counterparty risk may be amplified.
Counterparty Risk A Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund will be subject to credit risk (i.e., the risk that a counterparty is or is perceived to be unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments entered into by the Fund. A Fund generally structures the agreements such that either party can terminate the contract without penalty prior to the termination date. If a counterparty becomes bankrupt or fail to perform its obligations, or if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund's ability to access such collateral, the value of any investment in the Fund may decline. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. Each Fund typically enters into transactions with counterparties that present minimal credit risk based on ProFund Advisors assessment of the counterparty's capacity to meet its financial obligations during the term of the agreement or transaction. These are usually only major, global financial institutions. A Fund seeks to mitigate risks by generally requiring that the counterparties for the Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient or there are delays in accessing the collateral, a Fund will be exposed to the risks described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant (“FCM”) or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to the Fund. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures and options on futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, a Fund may not be able to achieve its investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
Cybersecurity Risk With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund, Authorized Participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cybersecurity failures or breaches of a Fund’s third party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities and/or financial instruments in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful.

16:: Investment Objectives, Principal Investment Strategies and Related Risks

Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their third party service providers or the issuers in which the Funds invest.
Debt Instrument Risk Each Fund may invest in debt instruments or seek exposure to debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. Callable bonds may also have lower sensitivity to interest rate declines than non-callable bonds or Treasury Securities. Such factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact financial markets.
Operational Risk A Fund, its service providers, and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed and inadequate controls, and fraud. These errors may adversely affect a Fund’s operations, including its ability optimize its investment process or calculate its NAV in a timely manner. The Funds rely on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, each Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. In particular, errors in the order information may result in the purchase or sale of the instruments in which a Fund invests in a manner that may be disadvantageous to the Funds. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that may impact the performance of a Fund and a Fund may be unable to recover any damages associated with such failures.
Tax Risk In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.
Additional Securities, Instruments, and Strategies
This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund's description of principal strategies. Additional information about the types of investments that a Fund may make is set forth in the SAI.

>
Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the securities back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>
U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note to Investment Companies
For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with Access One Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.
A Precautionary Note Regarding Regulatory Initiatives
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act has changed and will continue to change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act made broad changes to the OTC derivatives market,

Investment Objectives, Principal Investment Strategies and Related Risks :: 17

granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act include new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the forced use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain of the rules are now effective, other rules are not yet final, so it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, it is expected that swap dealers, major market participants and swap counterparties will experience new and/or additional regulations, requirements, compliance burdens and associated costs. New regulations could, among other things, adversely affect the value of the investments held by a Fund, restrict a Fund’s ability to engage in derivatives transactions (for example, by making certain derivatives transactions no longer available to that Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), which could adversely affect investors. It is unclear how the regulatory changes will affect counterparty risk. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in a manner that efficiently meets its investment objective, and new requirements, including capital, margin and mandatory clearing requirements for certain swaps, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The European Union (and some other countries) are implementing similar requirements that will affect a Fund when it enters into derivatives transactions with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.
Disclosure of Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

18

Fund Management

Fund Management :: 19

Board of Trustees and Officers
The Funds' Board of Trustees is responsible for the general supervision of the Trust. The Trust's officers are responsible for the day-to-day operations of the Funds.
Investment Adviser
ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Funds and provides investment advice and management services to the Funds. ProFund Advisors has served as the investment adviser and management services provider since the Funds' inception. ProFund Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each Fund. ProFund Advisors bears the costs of providing advisory services.
A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Funds is available in the Funds' annual report to shareholders dated October 31, 2018. Subject to the condition that the aggregate daily net assets of the Trust and ProFunds (ProFunds funds are not part of the Trust and are offered through a separate prospectus) be equal to or greater than $10 billion, ProFund Advisors has agreed to reduce each Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended October 31, 2018, no Fund's annual investment advisory fee was subject to such reductions. During the year ended October 31, 2018, each Fund paid ProFund Advisors fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield FundSM	0.00%
Access Flex High Yield FundSM	0.75%
Portfolio Management
The following individuals have responsibility for the day-to-day management of the Fund as set forth in the summary section relating to the Fund. Each Portfolio Manager's business experience for the past five years is listed below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the Access One Funds can be found in the SAI.
Alexander Ilyasov, ProShare Advisors: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProFund Advisors LLC: Senior Portfolio Manager since October 2013 and Portfolio Manager from November 2009 through September 2013. ProShare Capital Management LLC: Senior Portfolio Manager since August 2016.
Benjamin McAbee, ProShare Advisors: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProFund Advisors LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. ProShares Capital Management LLC: Portfolio Manager since August 2016 and Associate Portfolio Manager from December 2011 to August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2012.

Other Service Providers
ProFunds Distributors, Inc. (the "Distributor"), located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. ("Citi"), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator to the Funds, providing operations, compliance and administrative services. FIS Investor Services LLC ("FIS"), located at 4249 Easton Way, Suite 400, Columbus, OH 43219, acts as transfer agent for the Funds, maintaining shareholder account records for the Funds, distributing distributions payable by the Funds, and producing statements with respect to account activity for the Funds and their shareholders.
ProFund Advisors also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of the Funds for such services. During the year ended October 31, 2018, each Fund paid ProFund Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield FundSM	0.00%
Access Flex High Yield FundSM	0.15%

20

General Information

General Information :: 21

Calculating Share Prices
The price at which you purchase, redeem and exchange shares is the NAV per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Each Fund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class' outstanding shares.
Each Fund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Securities traded regularly in the over-the-counter market are generally valued on the basis of the mean between the bid and asked quotes furnished by dealers actively trading those securities. Futures contracts purchased and held are generally valued at the last sale price prior to the time the Fund determines its NAV. Routine valuation of certain derivatives is performed using procedures approved by the Board.
If market quotations are not readily available, an investment may be valued by a method that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board approved fair valuation procedures. At times, a Fund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the Fund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures involve the risk that a Fund's valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it.
Each Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for any day during which the relevant bond markets are closed and the NYSE is open (currently expected to be Columbus Day and Veterans' Day).
To the extent a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business. If the exchange or market on which a Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.
NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Washington's Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice.
Bond Market Closures: The Securities Industry and Financial Markets Association ("SIFMA") has recommended that the U.S. bond markets close on the following days in 2019 and 2020: April 19, 2019, May 27, 2019, July 4, 2019, September 2, 2019, October 14, 2019, November 11, 2019, November 28, 2019, December 25,

2019, January 1, 2020, January 20, 2020 and February 17, 2020. SIFMA may announce changes to this schedule from time to time.
SIFMA has recommended that the bond markets close early at 2:00 p.m. (Eastern Time) on April 18, 2019, May 24, 2019, July 3, 2019, November 29, 2019, December 24, 2019 and December 31, 2019. SIFMA may announce changes to this schedule or other early close dates from time to time.
The NYSE will close early (1:00 p.m. Eastern Time) on the days before Independence Day and Christmas Day and on the day after Thanksgiving Day.
A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days, at times other than the normal cut-off time. See "Transaction Cut-Off Times" in the Shareholder Services Guide in this Prospectus for more details.
Form of Redemption Proceeds
You may receive redemption proceeds of your sale of shares of a Fund in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request made in "good order" to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. The Funds reserve the right to redeem in-kind. Each of these redemption methods may be used regularly and in stressed market conditions in conformity with applicable rules of the SEC.
Cost Basis Reporting: Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Funds' website at ProFunds.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
Dividends and Distributions
Each Fund intends to distribute its net investment income and capital gains, if any, to shareholders at least annually to qualify for treatment as a RIC for U.S. federal income tax purposes, as follows:

Fund	Dividends		Capital Gains
	Accrued	Paid	Paid
Access Flex Bear High Yield FundSM	Annually	Annually	Annually
Access Flex High Yield FundSM	Quarterly	Quarterly	Annually

22 :: General Information

The Funds do not announce dividend distribution dates in advance. Certain investment strategies employed by the Funds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. Each Fund may declare additional capital gains distributions during a year. Each Fund will reinvest distributions in additional shares of the Fund making the distribution, unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House ("ACH")).
By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>
If a shareholder elects to receive distributions by check or wire, each Fund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another Fund regardless of amount.

> Any dividend or distribution check, which has been returned to the Funds or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the Fund from which such distribution was paid or, if the account is closed or only the Government Money Market ProFund is open, the funds will be reinvested into the Government Money Market ProFund (information about the Government Money Market ProFund is contained in a separate prospectus, which may be obtained by calling (888) 776-5717 or (240) 497-6552); and
> Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the Fund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.
Earning Dividends
> Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day on which the Funds’ transfer agent has processed a redemption of those shares.
Tax Consequences
The following information is a general summary of the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences. Please see the Statement of Additional Information for more information.
Each Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) for federal income tax purposes. As such, a Fund does not ordinarily pay federal income tax on its net investment income and net realized capital gains that it timely distributes to shareholders. In order for each Fund to so qualify, each Fund must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions.
> Each Fund intends to distribute all or substantially all of its net investment income and capital gains to shareholders every year.
> Distributions from investment income by a Fund are generally taxable to shareholders as ordinary income for federal income tax purposes.
> Whether a distribution from capital gains by a Fund is taxable to shareholders as ordinary income or at the rates applicable to net capital gains depends on how long the Fund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund.
> Distributions from capital gains on investments that a Fund has owned (or is treated as having owned) for more than 12 months and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains includible in a shareholder’s net capital gain and taxed to individuals at reduced rates. Distributions from capital gains on investments that a Fund has owned (or is treated as having owned) for 12 months or less will be taxable to shareholders as ordinary income.
> Distributions from investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gains, provided that holding period and other requirements are met at both the shareholder and the Fund level. It is unclear whether any of the Funds will be able to report a significant portion of its distributions to shareholders as qualified dividend income.
> Shareholders will generally be subject to tax on Fund distributions regardless of whether they receive cash or choose to have the distributions reinvested.
> Distributions are taxable even if they are paid from income or gains earned by a Fund prior to the shareholder's purchase of Fund shares (which income or gains were thus included in the price paid for the Fund shares).
> Dividends declared by a Fund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
> If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at net capital gain rates, while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates.

>	If shareholders exchange shares of one Fund for shares of a different Fund, this will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.
> The Code generally imposes a 3.8% Medicare contribution tax on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose, among other things, dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
> Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws and net gains on the redemption or sale of Fund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
> Income and gains from a Fund's investments in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such a case, a Fund's yield on those securities would decrease. It is not anticipated that Fund shareholders will be able to claim a credit or deduction with respect to such foreign taxes.

General Information :: 23

In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.
> A Fund's investment in certain debt instruments and a Fund's use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments (including when otherwise disadvantageous to do so) in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
> As discussed above, in order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or otherwise did not cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
> The Funds are required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.
> In general, dividends paid to a shareholder that is not a "United States person" within the meaning of the Code (such a shareholder, a "foreign person") that a Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those a Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
> Special tax considerations may apply to foreign persons investing in a Fund. Please see the SAI for further information.
Because each shareholder's tax circumstances are unique and because the tax laws are subject to change, it is recommended that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investing in the Funds.

Contractual Arrangements
The Trust enters into contractual arrangements with various parties, including, among others, the Advisor, administrator, custodian, transfer agent, and Distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or "third party") beneficiaries of, any of these contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders and right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust's registration statements, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

24

Shareholder Services Guide

Shareholder Services Guide :: 25

Opening a New Account
ProFunds and Access One Trust are separate Delaware Statutory Trusts (collectively, the "ProFunds"), which offer two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).
Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).
Step 1:
Call ProFunds to inform us of:
>  your account number,
>  the amount to be wired,
>  the ProFund(s) in which you wish to invest

You will be provided:
>  a confirmation number for your purchase order (your
trade is not effective until you have received a
confirmation number from ProFunds and the funding is
received in good order by the transfer agent),
>  bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free).	Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Call ProFunds at 888-776-3637 to:
> confirm receipt of the faxed New Account Form,
> request your new account number.

You will be provided:
>  a confirmation number for your purchase order (your
trade is not effective until you have received a
confirmation number from ProFunds), and
>  bank wire instructions.

Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

*	Under certain circumstances, ProFunds may waive minimum initial investment amounts.

26 :: Shareholder Services Guide

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Initial purchase via ACH not available.	Step 1: Establish bank instructions on your account by completing an Account Options Form (if not already established).

Step 2:

Call ProFunds to inform us of:
>  the fact that you want to make an ACH purchase,
>  your account number,
>  the purchase amount,
>  the ProFund(s) in which you wish to invest,
You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Internet via check or wire	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.

Step 4:

If funding with check:
Mail check payable to ProFunds to: P.O. Box 182800 Columbus, OH 43218-2800

Call ProFunds at 888-776-3637 to:
>  confirm receipt of the faxed New Account Form,
>  request your new account number.

You will be provided:
>  a confirmation number for your purchase order (your
trade is not effective until you have received a
confirmation number from ProFunds), and
>  bank wire instructions.
Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.
Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

Shareholder Services Guide :: 27

You may exchange or redeem shares using any of the following methods.	HOW TO EXCHANGE OR REDEEM SHARES
By Mail
To redeem shares using ProFund form:
Complete and mail the appropriate Withdrawal Request or IRA Distribution Request Form located at profunds.com

To exchange or redeem shares by letter:
Send a signed letter to:
ProFunds
P.O. Box 182800
Columbus, OH 43218-2800
The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone
Individual Investors:
(888) 776-3637 or (614) 470-8122
Financial Professionals and Institutions:
(888) 776-5717 or (240) 497-6552
Interactive Voice Response System (“IVR”):
Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet
ProFunds.com
Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free)
Internet	ProFunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Transfer Agency 4249 Easton Way, Suite 400 Columbus, OH 43219

ProFunds/Access One Accounts
To open a mutual fund account, you will need to complete a New Account Form. You should also read the relevant prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts online. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened online must be funded by check or wire purchase.
Retirement Plan Accounts
Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.
Accounts through Financial Professionals
Contact your financial professional for information on opening an account to invest in ProFunds.
Completing Your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>	Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

>
When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>
You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Government Money Market ProFund (which is offered through a separate prospectus).

>	Be sure all parties named on the account sign the New Account Form.
Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

28 :: Shareholder Services Guide

Purchasing Shares
You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. Initial purchases via ACH are not accepted. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.
Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.
Important Information You Should Know When You Purchase Shares:

>
Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>
Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Government Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Government Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>
If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>
ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>	ProFunds may reject or cancel any purchase orders for any reason.

>	The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares
Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available series of Access One Trust or series of ProFunds Trust that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.”
ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request;

>	the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.
Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail, phone and online at ProFunds.com.
Important Information You Should Know When You Exchange Shares:

>
An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>
None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>	The exchange privilege may be modified or discontinued at any time.

>	Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Shareholder Services Guide :: 29

Redeeming Shares
You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.
ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;

>	account number(s);

>	the name of the ProFund(s);

>	your daytime telephone number;

>	the dollar amount, percentage or number of shares being redeemed; and

>
how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:
By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.
By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.
By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.
Important Information You Should Know When You Sell Shares:

>
ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>
To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Request Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Request Form or download the form from the ProFunds’ website, ProFunds.com.

>
If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>
ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>
Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information
Account Minimums
Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.
ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.
Transaction Cut-Off Times
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund, as well as the Access One Funds, are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

30 :: Shareholder Services Guide

Method	Fund/Trust	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All (except Government Money Market ProFund)	4:00 p.m.
	Government Money Market ProFund	5:00 p.m.
By Telephone and Wire	ProFunds Trust	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 5:00 p.m. through 7:00 p.m.
	Access One Trust	3:00 p.m.
By Internet, Fund/SERV and Interactive Voice Response System (“IVR”)	ProFunds Trust	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 5:00 p.m.
	Access One Trust	3:00 p.m.	Access One Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 5:00 p.m. through 7:00 p.m.
About Telephone and Internet Transactions
Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality -assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.
During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.
The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances
If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges canceled due to insufficient balances.
Signature Verification for Certain Transactions
Signature Guarantee Program — Financial Transactions
Certain redemption requests must include a signature guarantee if any of the following apply:

•	Your account address has changed within the last 10 business days;

•	A check is being mailed to an address different than the one on your account;

•	A check or wire is being made payable to someone other than the account owner;

•	Redemption proceeds are being transferred to an account with a different registration;

•	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•	Other unusual situations as determined by ProFunds’ transfer agent.
ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.
Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.
Signature Validation Program — Non-Financial Transactions
The Fund may require a Signature Validation Program ("SVP") stamp or a Signature Guarantee stamp for certain non-financial transactions. The SVP is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.
Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

Shareholder Services Guide :: 31

Uncashed Redemption Check Procedures
Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be deposited into the shareholder’s account in the Government Money Market ProFund.
Frequent Purchases and Redemptions of ProFund Shares
It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.
As noted under “Investment Objectives, Principal Investment Strategies and Related Risks — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.
Additional Shareholder Services
Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)
Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request an Account Options Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.
Account Statements and Confirmations
Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFree™.”
Tax Statements
Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.
Cost Basis
Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 included tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.
Generally, the rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.
For shares purchased on or after January 1, 2012, investors who purchase shares directly from ProFunds have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding available methods and how to select or change a particular method.
Electronic Document Delivery Program — PaperFree™
You may elect to receive your account statements and confirmations electronically through PaperFree™, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFree™ service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.
Financial Intermediaries
Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. Furthermore, such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a ProFund’s behalf. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.
Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

32 :: Shareholder Services Guide

Distribution and Service (12b-1) Fees — Service Class
Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.
Payments to Financial Firms
ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.
A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.
A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.
Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.
If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.
For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

33

Financial Highlights

The following tables are intended to help you understand each Fund's financial performance of Investor Class Shares and Service Class Shares for the past five years.
Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the year ended October 31, 2018, appears in the annual report of the Fund and is available upon request.

34 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE PERIODS INDICATED
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

			Investment Activities				Distributions to Shareholders From							Ratios to Average Net Assets				Supplemental Data
		Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000's)	Portfolio Turnover Rate(b)
Access Flex Bear High Yield FundSM

Investor Class
Year Ended October 31, 2018		$38.27	(0.35)	(0.07)	(0.42)	—	—	—		—	$37.85	(1.10)%		5.42%	1.78%		(0.92)%	$591	—
Year Ended October 31, 2017	(c)	$40.76	(0.50)	(1.99)	(2.49)	—	—	—		—	$38.27	(6.09)%	(d)	4.18%	1.78%		(1.30)%	$671	—
Year Ended October 31, 2016	(c)	$45.65	(0.70)	(4.19)	(4.89)	—	—	—		—	$40.76	(10.7300)%		4.24%	1.78%		(1.63)%	$3,028	—
Year Ended October 31, 2015	(c)	$48.90	(0.80)	(2.45)	(3.25)	—	—	—		—	$45.65	(6.65)%		2.69%	1.78%		(1.75)%	$1,518	—
Year Ended October 31, 2014	(c)	$53.35	(0.90)	(3.55)	(4.45)	—	—	—		—	$48.90	(8.34)%		2.47%	1.84%	(e)	(1.83)%	$3,777	—

Service Class
Year Ended October 31, 2018		$34.11	(0.69)	(0.02)	(0.71)	—	—	—		—	$33.40	(2.05)%		6.42%	2.78%		(1.92)%	$38	—
Year Ended October 31, 2017	(c)	$36.49	(0.85)	(1.53)	(2.38)	—	—	—		—	$34.11	(6.55)%	(d)	5.18%	2.78%		(2.30)%	$116	—
Year Ended October 31, 2016	(c)	$41.25	(1.10)	(3.66)	(4.76)	—	—	—		—	$36.49	(11.62)%		5.24%	2.78%		(2.63)%	$169	—
Year Ended October 31, 2015	(c)	$44.60	(1.25)	(2.10)	(3.35)	—	—	—		—	$41.25	(7.40)%		3.69%	2.78%		(2.75)%	$165	—
Year Ended October 31, 2014	(c)	$49.20	(1.40)	(3.20)	(4.60)	—	—	—		—	$44.60	(9.35)%		3.47%	2.84%	(e)	(2.83)%	$879	—

Access Flex High Yield FundSM

Investor Class
Year Ended October 31, 2018		$33.54	0.11	(0.18)	(0.07)	(0.11)	(0.69)	(0.27)		(1.07)	$32.40	(0.21)%		1.77%	1.77%		0.35%	$25,909	1,334%
Year Ended October 31, 2017		$32.66	(0.16)	2.27	2.11	—	(1.23)	—		(1.23)	$33.54	6.58%	(f)	1.81%	1.81%		(0.49)%	$25,367	1,517%
Year Ended October 31, 2016		$33.89	(0.26)	1.94	1.68	—	(2.91)	—		(2.91)	$32.66	5.50%		1.64%	1.64%		(0.80)%	$41,517	1,851%
Year Ended October 31, 2015		$33.83	(0.36)	0.82	0.46	—	(0.40)	—	(g)	(0.40)	$33.89	1.38%		1.83%	1.83%		(1.06)%	$12,697	2,247%
Year Ended October 31, 2014		$34.24	(0.32)	1.45	1.13	—	(1.54)	—		(1.54)	$33.83	3.38%		1.73%	1.73%		(0.95)%	$52,313	1,732%

Service Class
Year Ended October 31, 2018		$32.80	(0.21)	(0.17)	(0.38)	—	(0.29)	(0.10)		(0.39)	$32.03	(1.15)%		2.77%	2.77%		(0.65)%	$2,648	1,334%
Year Ended October 31, 2017		$31.89	(0.48)	2.22	1.74	—	(0.83)	—		(0.83)	$32.80	5.54%	(f)	2.81%	2.81%		(1.49)%	$5,326	1,517%
Year Ended October 31, 2016		$33.15	(0.57)	1.90	1.33	—	(2.59)	—		(2.59)	$31.89	4.53%		2.64%	2.64%		(1.80)%	$8,834	1,851%
Year Ended October 31, 2015		$33.20	(0.69)	0.80	0.11	—	(0.16)	—	(g)	(0.16)	$33.15	0.30%		2.83%	2.83%		(2.06)%	$21,817	2,247%
Year Ended October 31, 2014		$33.59	(0.65)	1.44	0.79	—	(1.18)	—		(1.18)	$33.20	2.40%		2.73%	2.73%		(1.95)%	$10,829	1,732%

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)
Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	As described in Note 9 of the Trust's Annual Report dated October 31, 2018, adjusted for 1:5 reverse share split that occurred on December 5, 2016.

(d)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.

(e)
The expense ratio does not correlate to the applicable expense limits given that the annual contractual limitation is applied for the one year periods ended February 28th of each year (February 29th of a leap year), instead of coinciding with the October 31st year end. Details of the expense limitation in effect as of October 31, 2018 can be found in Note 4 of the Trust’s Annual Report dated October 31, 2018.

(f)	During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.

(g)	Amount is less than $0.005.

35 :: Access One Trust :: Financial Highlights

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36

P.O. Box 182800 Columbus, OH 43218-2800

Additional information about the Access One Trust Funds ("Funds") is available in the annual and semi-annual reports to shareholders of the Funds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.
You can find more detailed information about the Funds in their current Statement of Additional Information ("SAI"), dated February 28, 2019, which has been filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Funds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.
Access One Trust
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 or (614) 470-8122
Fax Number: (800) 782-4797 or (614) 470-8718
Website Address: ProFunds.com
You can find reports and other information about the Funds on the SEC's website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use. Access One Funds are distributed by ProFunds Distributors, Inc.
ProFunds Executive Offices
Bethesda, MD
Investment Company Act File No. 811-21634
AOT0219

ACCESS ONE TRUST
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2019, as supplemented April 5, 2019
7501 WISCONSIN AVENUE, SUITE 1000E
BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY
(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor Class and Service Class Shares of the following funds:

	Investor Class	Service Class
Access Flex Bear High Yield FundSM	AFBIX	AFBSX

Access Flex High Yield FundSM	FYAIX	FYASX
The Funds listed above are each referred to as a “Fund” and collectively as the “Funds”. The Funds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy, to create specified investment exposure to a particular segment of the financial market or to attempt to hedge an existing investment portfolio. The Funds may be used independently or in combination with other investments as part of an overall investment strategy. None of the Funds alone constitutes a balanced investment plan. Additional funds may be created from time to time.
Investment in the Funds involves special risks, some of which are not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the Funds to determine whether an investment in a particular Fund is appropriate. The Funds are not intended for investors whose principal objective is current income or preservation of capital. Because of the risks inherent in any investment, there can be no assurance that the Funds’ investment objectives will be achieved.
This SAI is not a prospectus. It should be read in conjunction with the Funds' Investor Class and Service Class Prospectus, dated February 28, 2019 (the “Prospectus”), which incorporates this SAI by reference. The financial statements and notes thereto are included in the annual report to shareholders for the fiscal year ended October 31, 2018, which have been filed with the U.S. Securities and Exchange Commission, and are incorporated by reference into this SAI. A copy of the Prospectus and a copy of the annual report to shareholders for the Funds are available, without charge, upon request to the address above or by telephone at the numbers above, or at the Funds’ website at ProFunds.com.

GLOSSARY OF TERMS
For ease of use, certain terms or names that are used in this SAI have been shortened or abbreviated. A list of many of these terms and their corresponding full names or definitions can be found below. An investor may find it helpful to review the terms and names before reading the SAI.
Term    Definition
1933 Act Securities Act of 1933
1934 Act Securities and Exchange Act of 1934
1940 Act Investment Company Act of 1940
Advisor ProFund Advisors LLC
Affilitated Trust ProFunds, a separate open-end registered investment company.
Board Board of Trustees of the Trust
CCO Chief Compliance Officer
CFTC U.S. Commodities and Futures Trading Commission
Code Internal Revenue Code of 1986
Distributor ProFunds Distributor, Inc.
Fund(s) One or more of the series of the Trust identified on the front cover of this SAI
Fund Complex All operational registered investment companies that are advised by the Adviser or its affiliates
Independent Trustee(s) Trustees who are not "Interested Persons" of the Trust as defined under Section 2(a)(19) of the 1940 Act
SAI This Statement of Additional Information dated February 28, 2019, as supplemented April 5, 2019
SEC U.S. Securities and Exchange Commission
Shares The shares of a Fund
Trust Access One Trust
Trustee(s) One or more of the trustees of the Trust

GENERAL INFORMATION ABOUT THE TRUST
The Trust is an open-end management investment company organized as a Delaware statutory trust on July 29, 2004. The Trust is composed of multiple separate series. Two series are discussed herein and other series may be added in the future. Investor or Service Class shares of any publicly available Fund may be exchanged, without any charge, for Investor or Service Class shares, respectively, of another publicly available Fund or series of the Affiliated Trust that offers such shares, on the basis of the respective net asset values (“NAVs”) of such shares, provided, however, that certain minimum investment levels are maintained, as described in the Prospectus (see “Shareholders Services Guide — Account Minimums” in the Prospectus).
Each Fund is classified as non-diversified. Portfolio management is provided to the Funds by the Adviser. The investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those of other mutual funds for which the Adviser acts as investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Funds.
Reference is made to the Prospectus for a discussion of the investment objectives and policies of the Funds. Set forth below is further information relating to the Funds, which supplements and should be read in conjunction with the Prospectus.
The investment restrictions of a Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds) may be changed by the Board without the approval of shareholders.
The investment techniques and strategies of the Funds discussed below may be used by a Fund if, in the opinion of the Advisor, the techniques or strategies may be advantageous to the Fund. A Fund may reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, and management may determine to liquidate the Fund at any time, which time may not be an opportune one for shareholders.
The terms “favorable market conditions” and “adverse market conditions,” as used in this SAI, are Fund-specific. Market conditions should be considered favorable to a Fund when such conditions make it more likely that the value of an investment in that Fund will increase. Market conditions should be considered adverse to a Fund when such conditions make it more likely that the value of an investment in that Fund will decrease.
INVESTMENT POLICIES AND TECHNIQUES AND RELATED RISKS
GENERAL
Because the Access Flex Bear High Yield FundSM seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity, the Fund’s utilization of or exposure to the investments, techniques and risks described below will generally be the opposite of that for a traditional high yield mutual fund.
For purposes of this SAI, the word “invest” refers to a Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct and indirect investments in securities and other instruments. For example, Funds may often invest indirectly in securities or instruments by using financial instruments with economic exposure similar to those securities or instruments.
Additional information concerning the Funds, their investment policies and techniques, and the securities and financial instruments in which they may invest is set forth below.
NAME POLICIES
The Funds subject to the SEC “names rule” (Rule 35d-1 under the 1940 Act) have adopted non-fundamental investment policies obligating them to commit, under normal market conditions, at least 80% of their assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances in the types of securities suggested by their name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund’s books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a non-fundamental policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.
SWAPS
General
Swaps and other derivatives may be used to gain exposure to an underlying asset without actually purchasing such asset, or to hedge a position including in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or increase/decrease in, value of a particular dollar amount invested in a “basket” of securities or an exchange traded funds (ETFs) representing a particular index or group of securities.
Swaps may be used to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund's counterparty will agree to pay the Fund the rate at which the specified asset or indicator (e.g., an ETF, or securities comprising a benchmark index, plus the dividends or interest that would have been received on those assets) increased in value multiplied by the relevant notional amount of the swap. The Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which, the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap has a similar economic effect as if the Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to the Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, the Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.
As a trading technique, the Advisor may substitute physical securities with a swap having investment characteristics substantially similar to the underlying securities. Some Funds may also enter into swaps that provide the opposite return of their benchmark or a security. Their operations are similar to that of the swaps discussed above except that the counterparty pays interest to each Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, each Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are often netted with any unrealized gain or loss to determine the value of the swap.
The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of the counterparties or clearing organization to perform. If a counterparty's creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as a reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if the Fund used only swaps on the underlying index. The Advisor, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds' transactions in swaps.
Common Types of Swaps
The Funds may enter into any of several types of swaps, including:
Credit Default Swaps ("CDS"): A CDS generally references on or more debt securities or reference entities. The protection "buyer" in a CDS is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default in payments of interest or principal on bonds, has occurred in respect of the reference entity or assets. If a credit event occurs, the seller generally must pay the buyer: (a) the full notional value of the swap; or (b) the difference between the notional value of the defaulted reference entity and the recovery price/rate for the defaulted reference entity. CDS are designed to reflect changes in credit quality, including events of default. The Access Flex Bear High Yield FundSM will normally be a “buyer” of CDS (also referred to as a buyer of protection or a seller of risk). Access Flex High Yield FundSM will normally be a “seller” of CDS (also referred to as a seller of protection or as a buyer of risk). The Funds will invest in centrally cleared, index-based CDS that provide credit exposure through a single trade to a basket of reference entities. Each Fund may also invest in single-name CDS. Single-name CDS provide exposure to a single reference entity and are not centrally cleared.
Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable to own that asset. "Total return" refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide additional flexibilty of gaining exposure to a market or sector index by using a cost-effective vehicle.
Equity/Index Swaps. In an equity swap, payments on one or both sides are linked to the performance of equities or an equity index. Equity swaps are normally used to (1) initiate and maintain long or short equity exposures either in an index or a specific stock portfolio; (2) temporarily eliminate exposure to an equity portfolio without disturbing the underlying equity position; or (3) increase, reduce, or eliminate market exposure to a single issue or a narrow stock portfolio or obtain greater diversification for a limited period of time without disturbing an underlying position.
Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Other Swaps. Other forms of swaps include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Mechanics of the Funds' Swaps
Payments. Most swap agreements (but generally not CDS) calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps, such as CDS, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity.
Current obligations under most swaps (e.g., total return swaps, equity/index swaps, interest rate swaps) will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid. However, typically no payments will be made until the settlement date.
In connection with CDS in which a Fund is a “buyer”, the Fund will segregate or earmark cash or assets determined to be liquid by ProFund Advisors, with a value at least equal to the Fund’s maximum potential exposure under the swap (e.g., any accrued but unpaid net amounts owed by the Fund to any clearing house counterparty). In connection with CDS in which a Fund is a “seller”, however, the Fund will segregate or earmark cash or assets determined to be liquid by the Advisor, with a value at least equal to the full notional amount of the swap (minus any variation margin or amounts owed to the Fund under an offsetting cleared transaction). This segregation or earmarking is intended to ensure that a Fund has assets available to satisfy its potential obligations with respect to the transaction. Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Swap agreements that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.
Each Fund reserves the right to modify its asset segregation policies in the future, including modifications to comply with any changes in the positions articulated by the SEC or its staff regarding asset segregation. Inasmuch as these transactions are entered into for hedging purposes or are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, the Funds and ProFund Advisors believe that these transactions to not constitute "senior securities" within the meaning of the 1940 Act, and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. Swaps that cannot be terminated of in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.
Counterparty Credit Risk. A Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swaps, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor. The counterparty risk for cleared swap is generally lower than for uncleared over-the-counter swaps because The counterparty risk for cleared swaps is generally lower than for uncleared over-the-counter swaps because, in a cleared swap, a clearing organization becomes substituted for each counterparty to a cleared swap. The clearing organization takes on the obligations of each side of the swap and the Fund would only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to a Fund. Upon entering into a cleared swap, a Fund may be required to deposit with its futures commission merchant an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the clearing organization that clears the trade). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.
Termination and Default Risk. Certain of the Funds' swap agreements contain termination provisions that, among other things, require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund's net asset value over specific periods of time, which may or may not be exclusive of redemptions. If the Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.
Regulatory Margin
In recent years, regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. While the Funds are not directly subject to these requirements, where a Fund's counterparty is subject to the requirements, uncleared swaps between a Fund and that counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty.
In addition to the variation margin requirements, regulators have adopted "initial" margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any "variation margin" collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party's regulator(s). At this time, the initial margin rules to not apply to the Funds' swap trading relationships. However, the rules are being implemented on a phased basis, and it is possible that in the future, the rules could apply to one or more of the Funds. In the event that the rules apply, they would impose significant costs on such a Fund's ability to engage in uncleared swaps and, as such, could adversely affect the Advisor's ability to manage the Fund, may impair the Fund's ability to achieve its investment objective and/or may result in reduced returns to the Fund's investors.
STRUCTURED NOTES
Structured notes are securities that are collateralized by one or more CDS on corporate credits. The Funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.
Structured notes are typically privately negotiated transactions between two or more parties, and thus, are not registered under the securities laws. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on CDS (e.g., credit-linked securities), a Fund is also subject to the credit risk of the reference entities underlying the CDS. If one of the underlying reference entities defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference entity and the effect of changes in the reference entity on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available.
The collateral for a structured note may be one or more CDS, which are subject to additional risks. See “Swaps” for a description of additional risks associated with CDS.
DEBT INSTRUMENTS
Below is a description of various types of money market instruments and other debt instruments that a Fund may utilize for investment purposes, as “cover” for other investment techniques such Fund employs, or for liquidity purposes. Other types of money market instruments may become available that are similar to those described below and in which the Funds also may invest, if consistent with their investment goal and policies. Each Fund may also invest in pooled investment vehicles that invest in, and themselves qualify as, money market instruments.

Money Market Instruments
To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, floating and variable rate notes, commercial paper, certificates of deposit, time deposits, bankers’ acceptances or repurchase agreements and other short-term liquid instruments secured by U.S. government securities. Investments may include money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. Investments may also include pooled investment vehicles that invest in, and themselves qualify as, money market instruments.
U.S. Government Securities
Each Fund may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes.
U.S. government securities include: U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance; U.S. Treasury bills, which have initial maturities of one year or less; U.S. Treasury notes, which have initial maturities of one to ten years; and U.S. Treasury bonds, which generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (“Fannie Mae” or “FNMA”), the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to the U.S. government-sponsored federal agencies and instrumentalities described above, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. All U.S. government securities are subject to credit risk.
Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities.
Convertible Securities
Convertible securities may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.
Fixed-Income Securities
Each Fund may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity. Each Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by Standard & Poor’s Rating Group (“S&P”) or Baa or better by Moody’s Investor Services (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. The Funds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired resulting in an elevated risk of default. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. At times, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. In some situations, the yields on lower-rated debt securities may rise dramatically, but such higher yields may not reflect the value of the income stream that holders of such securities expect, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. Similar such declines could recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's NAV.
Each Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.
CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.
Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.
UNRATED DEBT SECURITIES. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
COLLATERALIZED DEBT OBLIGATIONS (only applicable to Access Flex High Yield FundSM)
Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. A typical CDO investment is a security that is backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures, and swaps. The cash flows generated by the collateral are used to pay interest and principal. CDOs are structured into tranches, and the payments allocated such that each tranche has a predictable cash flow stream and average life.
The portfolio underlying the CDO security is subject to investment guidelines. However, a Fund cannot monitor the underlying obligations of the CDO, and is subject to the risk that the CDO’s underlying obligations may not be authorized investments for the Fund.
In addition, a CDO is a derivative, and is subject to credit, liquidity, and interest rate risks, as well as volatility. The market value of the underlying securities at any time will vary, and may vary substantially from the price at which such underlying securities were initially purchased. The amount of proceeds received upon sale or disposition, or the amount received or recovered upon maturity, may not be sufficient to repay principal and interest to investors, which could result in losses to a fund.
The securities issued by a CDO are not traded in organized exchange markets. Consequently, the liquidity of a CDO security is limited and there can be no assurance that a market will exist at the time that a fund sells the CDO security. CDO investments may also be subject to transfer restrictions that further limit the liquidity of the CDO security.
EQUITY SECURITIES
The market price of securities may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s value may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are particularly sensitive to these market risks.
FOREIGN SECURITIES
Foreign securities include securities traded principally in securities markets outside the United States, U.S.-traded securities of foreign issuers and/or securities denominated in foreign currencies. Depositary Receipts (discussed below) also provide exposure to foreign securitiews. Foreign securities may involve special risks due to foreign economic, political and legal developments, including unfavorable changes in currency exchange rates, exchange control regulation (including currency blockage), expropriation or nationalization of assets, confiscatory taxation, taxation of income earned in foreign nations, withholding of portions of interest and dividends in certain countries and the possible difficulty of obtaining and enforcing judgments against foreign entities. Default in foreign government securities, political or social instability or diplomatic developments could affect investments in securities of issuers in foreign nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about issuers in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may differ from those applicable to U.S. companies. Further, the growing interconnectivity of global economies and financial markets has increased the possibilities that conditions in any one country or region could have an adverse impact on issuers of securities in a different country or region.
In addition, the securities of some foreign governments, companies and markets are less liquid, and may be more volatile, than comparable securities of domestic governments, companies and markets. Some foreign investments may be subject to brokerage commissions and fees that are higher than those applicable to U.S. investments. Foreign securities may be affected by different settlement practices or delayed settlements in some foreign markets. Moreover, some foreign jurisdictions regulate and limit U.S. investments in the securities of certain issuers.
A Fund may value its financial instruments based upon foreign securities by using market prices of domestically-traded financial instruments with comparable foreign securities market exposure.
Depositary Receipts
Depositary receipts are receipts, typically issued by a financial institution, which evidence ownership of underlying securities issued by a non-U.S. issuer. Types of depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”).
ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. For many foreign securities, U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter (“OTC”), are issued by domestic banks. In general, there is a large, liquid market in the United States for many ADRs. Investments in ADRs have certain advantages over direct investment in the underlying foreign securities because: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the stock of foreign issuers outside the U.S., however, the Funds may avoid certain risks related to investing in foreign securities on non-U.S. markets.
GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries that do not restrict the trading of their stocks on other nations’ exchanges. Each Fund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges

Depositary receipts may be sponsored or unsponsored. Certain depositary receipts, typically those designated as “unsponsored,” require the holders thereof to bear most of the costs of such facilities, while issuers of “sponsored” facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored ADRs, and the price of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer and/or there may be no correlation between available information and the market value.
FUTURES CONTRACTS AND RELATED OPTIONS
Futures in General
Futures contracts and options thereon maybe purchased or sold as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A physically-settled futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) a specified asset on the expiration date of the contract. A cash-settled futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific futures contract and the price at which the agreement is made. No physical delivery of the underlying asset is made.
Closing or offsetting transactions are generally entered into before final settlement of a futures contract, wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.
Whether a gain or loss from futures activities is realized depends generally upon movements in the underlying currency, commodity, security or index. The extent of a loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited, and investors may lose the amount that they invest plus any profits recognized on their investment. Closing transactions may be used with respect to options on futures contracts. Each Fund will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the CFTC.
Transactions in futures and options on futures will be entered into through a futures commission merchant (or "FCM") regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC. Under U.S. law, an FCM is the sole type of entity that may hold collateral in respect of cleared futures (and options thereon) and cleared swaps. All futures (and options thereon) will be cleared by a central counterparty that is regulated by the CFTC or under a foreign regulatory regime that has been recognized as equivalent by the CFTC.
Options on Futures
When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.
Futures Margin Requirements
Upon entering into a futures contract, each Fund will be required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the contract's value (these amounts are subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
Covered Positions
When a Fund purchases or sells a futures contract, or buys or sells an option thereon, the Fund “covers” its position. To cover its position a Fund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the Funds cash or liquid instruments (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. When required by law, a Fund will segregate liquid assets in an amount equal to the value of the Fund’s total assets committed to the consummation of such futures contracts. Obligations under futures contracts so covered will not be considered senior securities for purposes of a Fund’s investment restriction concerning senior securities.
Correlation Risk
The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying assets, and the possibility of an illiquid market for a futures contract. Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.
FORWARD CONTRACTS
Forward contracts may be used to attempt to gain exposure to a benchmark or asset without actually purchasing such asset, or to hedge a position. Forward contracts are two-party contracts pursuant to which one party agrees to pay the other party a fixed price for an agreed-upon amount of an underlying asset or the cash value of the underlying asset, at an agreed-upon date. When required by law, liquid assets will be segregated in an amount equal to the value of the total assets committed to the consummation of such forward contracts. Obligations under forward contracts so covered will not be considered senior securities for purposes of any investment restriction concerning senior securities. Forward contracts that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. A Fund will not enter into a forward contract unless the Advisor believes that the other party to the transaction is creditworthy. The counterparty to any forward contract will typically be a major, global financial institution. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws and proceedings in the event of the counterparty's bankruptcy or insolvency, which could affect the Fund’s rights as a creditor and ability to enforce the remedies provided in the applicable contract.
Depending on the structure of the contract and the underlying assets, forward contracts may be unregulated, regulated as securities transactions under the securities laws, or regulated as "swaps" under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related SEC and CFTC rules thereunder.
SECURITIES AND INDEX OPTIONS
Options on securities, indexes and other assets may be bought or written (sold) for the purpose of realizing its respective investment objective. Options may settle in cash or settle by a delivery of securities or other assets underlying the options
Physically Settled Options
By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option on an asset, the writer becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the buyer has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the writer becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.
Cash-Settled Options
Cash-settled options give the holder (purchaser) of an options the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.
Exercise of Options
During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.
Cleared Options
In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Funds are required to agree in writing to be bound by the rules of the OCC. When writing call options on an asset, a Fund may cover its position by owning the underlying asset on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying asset, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone.
If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option that the Fund has written lapses unexercised, because the Fund would retain the premium.
Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Options Position Limits
Securities self-regulatory organizations (in general, the exchanges and FINRA) have established limitations governing the maximum number of call or put options of certain types that may be bought or written (sold) by a single investor, whether acting alone or in concert with others. These position limits may restrict the number of listed options which a Fund may buy or sell. While the Funds are not directly subject to these rules, as a result of rules applicable to broker-dealers with whom the Funds transact in options, they are required to agree in writing to be bound by relevant position limits.

Index Options
Index options are subject to substantial risks. The primary risks, including the risk of imperfect correlation between the option price and the value of the underlying assets composing the index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular asset, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of prices for specific underlying assets generally or, in the case of certain indexes, in an industry or market segment. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund (i) owns an offsetting position in the underlying securities or other options and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying assets not otherwise covered.
SHORT SALES (only applicable to Access Flex Bear High Yield FundSM)
The Access Flex Bear High Yield FundSM may engage in short sales transactions. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives or interest that accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.
A Fund may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a Fund is borrowed and sold short. Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The earmarked or segregated assets are marked to market daily.
A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale.
INVESTMENTS IN OTHER INVESTMENT COMPANIES
Each Fund may invest in other investment companies, including ETFs and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act and/or any exemptive order issued by the Securities and Exchange Commission (the “SEC”). If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
Because most ETFs are investment companies, absent exemptive relief or reliance on an applicable exemptive statute or rule, investments in such investment companies generally would be limited under applicable federal statutory provisions. Those provisions typically restrict investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. Investments in certain ETFs in excess of the statutory limit may be made in reliance on an exemptive order issued by the SEC to those entities or pursuant to statutory or exemptive relief and pursuant to procedures approved by the Board provided that the Fund complies with the conditions of the exemptive relief, as they may be amended from time to time, and any other applicable investment limitations.
ILLIQUID SECURITIES
Illiquid securities include securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. The term “illiquid securities” for this purpose means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on NAV. Each Fund will not invest more than 15% of the Fund’s net assets in illiquid securities.
Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The SEC staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The SEC staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.
REPURCHASE AGREEMENTS
Each Fund also may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions generally with major, global financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The investments of each of the Funds in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements as part of its investment strategy, which may be viewed as a form of borrowing. Reverse repurchase agreements involve sales by a Fund of portfolio assets for cash concurrently with an agreement by the Fund to repurchase those same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while a Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when it will be to the Fund’s advantage to do so. A Fund will segregate with its custodian bank cash or liquid instruments equal in value to the Fund’s obligations with respect to reverse repurchase agreements.
CASH RESERVES
To seek its investment objective, as a cash reserve, for liquidity purposes, or as cover for positions it has taken, each Fund may invest all or part of its assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.
BORROWING
Each Fund may borrow money for cash management purposes or investment purposes. Borrowing for investment is a form of leverage. Leveraging investments by purchasing securities with borrowed money is a speculative technique which increases investment risk but also increases investment opportunity. Because substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will fluctuate more when the Fund is leveraging its investments than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Consistent with the requirements of the 1940 Act, each Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale.
In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.
Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, under current pronouncements, to the extent a Fund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund.
Obligations under futures contracts, forward contracts and swap agreements that are similarly covered will not be considered "senior securities" and, therefore, will not be subject to the 300% asset coverage requirement.
WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place a number of days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, it determines that more than 15% of the Fund’s net assets would be invested in illiquid securities.
PORTFOLIO TURNOVER
Each Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. A Fund’s portfolio turnover may vary from year to year, as well as within a year. The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Funds’ investment objective and strategies. Consequently, it is difficult to estimate what each Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Funds from year to year, as well as within a year, may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Funds In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options, swap agreements and futures contracts in which the Funds invest, are excluded from the calculation of Portfolio Turnover Rate for each Fund. Annual portfolio turnover rates are shown in each Fund’s summary prospectus.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings, which is reviewed on an annual basis. The Board must approve all material amendments to this policy. A complete schedule of each Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of the first and third fiscal quarter, and within 70 days of the end of the second and fourth fiscal quarters. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, Citi Fund Services, UMB Bank, N.A., and ProFunds Distributors, Inc. (collectively, the “Service Providers”), and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement, as required by applicable law, in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and will not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the Funds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
Non-Standard Disclosure may be authorized by the CCO or, in his absence, any other authorized officer of the Trust, if he determines that such disclosure is in the best interests of shareholders, no conflict exists between the interests of shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The lag time between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers and any other persons identified above receive Non-Standard Disclosure.
SPECIAL CONSIDERATIONS
To the extent discussed herein and in the Prospectus, the Funds present certain risks, some of which are further described below.
NON-DIVERSIFIED STATUS
Each Fund is a “non-diversified” series of the Trust. A Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Notwithstanding each Fund’s status as a “non-diversified” investment company under the 1940 Act, each Fund intends to qualify as a RIC accorded special tax treatment under the Code, which imposes its own diversification requirements on these Funds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act. A Fund’s ability to pursue its investment strategy may be limited by that Fund’s intention to qualify as a RIC and its strategy may bear adversely on its ability to so qualify. For more details, see “Taxation” below. With respect to a “non-diversified” Fund, a relatively high percentage of such a Fund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.
RISKS TO MANAGEMENT
There may be circumstances outside the control of the Adviser, the Trust, the Administrator (as defined below), the transfer agent, the Custodian (as defined below), any sub-custodian, the Distributor (as defined below), and/or a Fund that make it, for all practical purposes, impossible to re-position such Fund and/or to process a purchase or redemption order. Examples of such circumstances include: natural disasters; public service disruptions or utility problems such as those caused by fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties, as well as the DTC, the NSCC, or any other participant in the purchase process; and similar extraordinary events. Accordingly, while the Advisor has implemented and tested a business continuity plan that transfers functions of any disrupted facility to another location and has effected a disaster recovery plan, circumstances, such as those above, may prevent a Fund from being operated in a manner consistent with its investment objective and/or principal investment strategies.
RISKS TO CYBERSECURITY
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security failures or breaches of a Fund’s third -party service provider (including, but not limited to, index providers, the administrator and transfer agent) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by issuers in which the Funds invest.
INVESTMENT RESTRICTIONS
Each Fund has adopted certain investment restrictions as fundamental policies that cannot be changed without a “vote of a majority of the outstanding voting securities” of the Fund. The phrase “majority of outstanding voting securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a duly-called meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. (All policies of a Fund not specifically identified in this SAI or its Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.
Access Flex Bear High Yield FundSM and Access Flex High Yield FundSM
1.Each Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
2.Each Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
3.Each Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
4.Each Fund may purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
5.Each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
Obligations under futures contracts, forward contracts and swap agreements that are “covered” consistent with any SEC guidance, including any SEC Staff no-action or interpretive positions, will not be considered senior securities for purposes of any investment restriction concerning senior securities.
MANAGEMENT OF THE TRUST
THE BOARD OF TRUSTEES AND ITS LEADERSHIP STRUCTURE
The Board has general oversight responsibility with respect to the operation of the Trust and the Funds. The Board has engaged the Advisor to manage the Funds and is responsible for overseeing the Advisor and other service providers to the Trust and the Funds in accordance with the provisions of the federal securities laws.
The Board is currently composed of four Trustees, including three Independent Trustees. In addition to four regularly scheduled meetings per year, the Board holds executive sessions (with and without employees of the Advisor), special meetings, and/or informal conference calls relating to specific matters that may require discussion or action prior to its next regular meeting. The Independent Trustees have retained “independent legal counsel” as the term is defined in the 1940 Act.
The Board has appointed Michael L. Sapir to serve as Chairman of the Board. Mr. Sapir is also the Co-Founder and Chief Executive Officer of the Advisor and, as such, is not an Independent Trustee. The Chairman’s primary role is to participate in the preparation of the agenda for Board meetings, to determine (with the advice of counsel) which matters need to be acted upon by the Board, and to ensure that the Board obtains all the information necessary to perform its functions and take action. The Chairman also presides at all meetings of the Board and acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board does not have a lead Independent Trustee.
The Board has determined that its leadership structure is appropriate in light of the characteristics of the Trust and each series in the Fund Complex. These characteristics include, among other things, all series have common service providers. As a result, the Board addresses governance and management issues that are often common to all or most of the series in the Fund Complex. In light of these characteristics, the Board has determined that a four-member Board, including three Independent Trustees, is of an adequate size to oversee the operations of the Trust, and that, in light of the small size of the Board, a complex Board leadership structure is not necessary or desirable. The relatively small size of the Board facilitates ready communication among the Board members, and between the Board and management, both at Board meetings and between meetings, further leading to the determination that a complex board structure was unnecessary. In view of the small size of the Board, the Board has concluded that designating one of the three Independent Trustees as the “lead Independent Trustee” would not be likely to meaningfully enhance the effectiveness of the Board. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund Complex.
The Board oversight of the Trust and the Funds extends to the Trust’s risk management processes. The Board and its Audit Committee consider risk management issues as part of their responsibilities throughout the year at regular and special meetings. The Advisor and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at the request of the Board or the Audit Committee. For example, the portfolio managers of the Funds meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Funds of the investments in particular securities or derivatives. As noted above, given the relatively small size of the Board, the Board determined it is not necessary to adopt a complex leadership structure in order for the Board to exercise its risk oversight function.
The Board has appointed the CCO for the Trust (who is also the CCO for the Advisors). The CCO reports directly to the Board and participates in the Board’s meetings. The Independent Trustees meet at least annually in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The CCO also provides updates to the Board on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers or employees of the Advisor report to the Board in the event any material risk issues arise.
In addition, the Audit Committee of the Board meets regularly with the Trust’s independent public accounting firm to review reports on, among other things, the Funds’ controls over financial reporting.
The Trustees, their birth date, term of office and length of time served, principal business occupations during the past five years, and the number of portfolios in the Fund Complex (as defined below) overseen and other directorships, if any, held by each Trustee, are shown below. Unless noted otherwise, the address of each Trustee is: c/o ProFunds Trust, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name and Birth Date	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Operational Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

William D. Fertig Birth Date: 9/56	Indefinite; June 2011 to present	Context Capital Management (Alternative Asset Management): Chief Investment Officer (September 2002 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	Context Capital

Russell S. Reynolds, III Birth Date: 7/57	Indefinite; July 2004 to present	RSR Partners, Inc. (Executive Recruitment): Managing Director (May 2007 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	RSR Partners, Inc.

Michael C. Wachs Birth Date: 10/61	Indefinite; July 2004 to present	Linden Lane Capital Partners LLC (Real Estate Investment and Development): Managing Principal (2010 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)	NAIOP (the Commercial Real Estate Development Association)

Michael L. Sapir** Birth Date: 5/58	Indefinite; July 2004 to present	Chairman and Chief Executive Officer of the Advisor (April 1997 to present); ProShare Advisors LLC (November 2005 to present); and ProShare Capital Management LLC (June 2008 to present).	ProFunds (112); ProShares Trust (122); Access One Trust (3)
* Investment companies that are non-operational (and therefore, not publicly offered) as of the date of this SAI are excluded from these figures.
** Mr. Sapir is an “interested person,” as defined by the 1940 Act, because of his ownership interest in the Adviser.
The Board was formed in 2004 prior to the inception of the Trust’s operations. Messrs. Reynolds, Wachs and Sapir were appointed to serve by the Trust’s initial trustee prior to the Trust’s operations. Mr. Fertig was added in June 2011. Each Trustee was and is currently believed to possess the specific experience, qualifications, attributes, and skills necessary to serve as a Trustee of the Trust. In addition to their years of services as Trustees to the Trust and the Affiliated Trust, and gathering experience with funds with investment objectives and principal investment strategies similar to the Funds, each individual brought experience and qualifications from other areas. In particular, Mr. Reynolds has significant senior executive experience in the areas of human resources and recruitment and executive organization; Mr. Wachs has significant experience in the areas of investment and real estate development; Mr. Sapir has significant experience in the field of investment management, both as an executive and as an attorney; and Mr. Fertig has significant experience in the areas of investment and asset management.
COMMITTEES

The Board has established an Audit Committee to assist the Board in performing oversight responsibilities. The Audit Committee is composed exclusively of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds Wachs and Fertig. Among other things, the Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of an independent registered public accounting firm and reviews with the independent registered public accounting firm the plan and results of the internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. During the past fiscal year, the Audit Committee met five times, and the Board of Trustees met five times.
TRUSTEE OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
William D. Fertig, Trustee	None	Over $100,000
Russell S. Reynolds, III, Trustee	None	$10,001-$50,000
Michael C. Wachs, Trustee	None	None
Interested Trustee
Michael L. Sapir, Trustee and Chairman	None	Over $100,000
No Independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Trust (not including registered investment companies) as of December 31, 2018.
COMPENSATION OF TRUSTEES
During fiscal year ended October 31, 2018, each Independent Trustee was paid a $185,000 annual retainer for service as Trustee on the Board and for service as Trustee for other funds in the Fund Complex, $10,000 for attendance at each quarterly in-person meeting of the Board, $3,000 for attendance at each special meeting of the Board, and $3,000 for attendance at telephonic meetings. Trustees who are also Officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.
The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees are not entitled to benefits upon retirement from the Board.
The following table shows aggregate compensation paid to the Trustees their service on the Board for the fiscal year ended October 31, 2018.

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
William D. Fertig, Trustee	$284	$—	$—	$237,000
Russell S. Reynolds, III, Trustee	$284	$—	$—	$237,000
Michael C. Wachs, Trustee	$284	$—	$—	$237,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$—	$—	$—	$—

OFFICERS
The Trust’s executive officers (the “Officers”), their dates of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Officer is: c/o ProFunds, 7501 Wisconsin Avenue, Suite 1000E, Bethesda, MD 20814.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Todd B. Johnson Birth Date: 1/64	President	Indefinite; January 2014 to present	Chief Investment Officer of the Advisor (December 2008 to present); ProShare Advisors LLC (December 2008 to present); and ProShare Capital Management LLC (February 2009 to present).

Christopher E. Sabato Birth Date: 12/68	Treasurer	Indefinite; September 2009 to present	Senior Vice President, Fund Administration, Citi Fund Services Ohio, Inc. (2007 to present).

Victor M. Frye, Esq. Birth Date: 10/58	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite; September 2004 to present
Counsel and Chief Compliance Officer of the Advisor (October 2002 to present) and ProShare Advisors (December 2004 to present); Secretary of ProFunds Distributors, Inc. (April 2008 to present) ; Chief Compliance Officer of ProFunds Distributors, Inc. (July 2015 to present).

Richard F. Morris Birth Date: 8/67	Chief Legal Officer and Secretary	Indefinite; December 2015 to present	General Counsel of ProShare Advisors, ProFund Advisors LLC, and ProShare Capital Management LLC (December 2015 to present); Partner at Morgan Lewis & Bockius, LLP (October 2012 to November 2015).
The Officers, under the supervision of the Board, manage the day-to-day operations of the Trust. One Trustee and all of the Officers of the Trust are directors, officers or employees of the Advisor or Citi Fund Services Ohio, Inc. The other Trustees are Independent Trustees. The Trustees and some Officers are also directors and officers of some or all of the other funds in the Fund Complex. The Fund Complex includes all funds advised by the Advisor and any funds that have an investment adviser that is an affiliate of the Advisor.
COMPENSATION OF OFFICERS
The Officers, other than the CCO, receive no compensation directly from the Trust for performing the duties of their offices.
CODE OF ETHICS
The Trust, the Advisor, and the Distributor have adopted a consolidated code of ethics (the “COE”) under Rule 17j-1 under the 1940 Act, which is reasonably designed to ensure that all acts, practices and courses of business engaged in by personnel of the Trust, the Advisor, and the Distributor reflect high standards of conduct and comply with the requirements of the federal securities laws. There can be no assurance that the COE will be effective in preventing deceptive, manipulative or fraudulent activities. The COE permits personnel subject to it to invest in securities, including securities that may be held or purchased by a Fund; however, such transactions are reported on a regular basis. The Advisor's personnel that are Access Persons, as the term is defined in the COE, subject to the COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COE is on file with the SEC and is available to the public.
PROXY VOTING POLICY AND PROCEDURES
The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight. The Advisor's proxy voting policies and procedures (the “Guidelines”) are reasonably designed to maximize shareholder value and protect shareholder interests when voting proxies. The Advisor’s Brokerage Allocation and Proxy Voting Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibilities with regard to voting of client proxies. The Proxy Committee is composed of employees of the Advisor. The Proxy Committee reviews and monitors the effectiveness of the Guidelines. To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures. Information on how proxies were voted for portfolio securities for the 12-month (or shorter) period ended June 30 is available without charge, upon request, by calling the Advisor at 888-776-3637 or on the Trust’s website at www.ProFunds.com, or on the SEC’s website at http://www.sec.gov. See Appendix C for a copy of the proxy voting policy and procedures.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of February 1, 2019, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any Fund.

See Appendix B to this SAI for a list of the principal holders of any Fund.
INVESTMENT ADVISOR
The Advisor, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment advisor to all of the Funds and provides investment advice and management services to the Funds. The Advisor is a limited liability company whose Chief Executive Officer is Michael L. Sapir, and whose Principals are Louis M. Mayberg and William E. Seale. Mr. Sapir and Mr. Mayberg may be deemed to control the Advisor.
INVESTMENT ADVISORY AGREEMENT
Under an investment advisory agreement between the Advisor and the Trust dated December 15, 2004 as amended March 10, 2005(the “Advisory Agreement”), the Advisor manages the investment and reinvestment of each Fund's assets in accordance with its investment objective(s), policies, and restrictions, subject to the general supervision and control of the Board and the Trust's Officers. The Advisor bears all costs associated with providing these services. The Advisory Agreement may be terminated with respect to a series of the Trust at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series, or by the Advisor in each case upon sixty days' prior written notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the annual report to shareholders dated October 31, 2018.
Pursuant to the Advisory Agreement, each Fund pays the Advisor a fee at an annualized rate, based on its average daily net assets of 0.75%. In addition, subject to the condition that the aggregate daily net assets of the Trust and the Affiliated Trust be equal to or greater than $10 billion. The Adviser has agreed to the following fee reductions with respect to each individual Fund: 0.025% of the Fund’s daily net assets in excess of $500 million to $1 billion, 0.05% of the Fund’s daily net assets in excess of $1 billion to $2 billion, and 0.075% of the Fund’s net assets in excess of $2 billion. During the fiscal year ended October 31, 2018, neither Fund’s annual investment advisory fee was subject to such reductions.
Investment Advisory Fees Paid
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, the Advisor was entitled to, and waived, advisory fees in the following amounts:

	ADVISORY FEES
	2016		2017		2018
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex Bear High Yield FundSM	$15,507	$15,507	$10,024	$10,024	$6,081	$6,081
Access Flex High Yield FundSM	326,842	—	262,303	—	230,349	13
The “Earned” columns in the table above include amounts due for investment advisory services provided during the specified fiscal year including amounts that the Advisor recouped pursuant to any applicable expense limitation agreements.
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, as applicable, the amounts of advisory fees waived in the chart above do not reflect the following amounts reimbursed:

	REIMBURSEMENTS
	2016	2017	2018
Access Flex Bear High Yield FundSM	$32,174	$20,064	$22,224
MANAGEMENT SERVICES AGREEMENT
Under a separate Amended and Restated Management Services Agreement dated December 15, 2004 (the "Management Agreement"), the Advisor performs certain client support and other administrative services on behalf of the Trust. These services include, in general, assisting the Board in all aspects of the administration and operation of the Trust. Other duties and services performed by the Advisor under the Management Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees. The Advisor bears all costs associated with providing these services. The Management Agreement may be terminated with respect to any series of the Trust at any time, by a vote of the Trustees, by a vote of a majority of the outstanding voting securities (as defined by the 1940 Act of that series, or by the Advisor in each case upon sixty days' prior written notice.

Management Services Fees Paid
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, the Advisor was entitled to, and waived, management services fees:

	MANAGEMENT SERVICES FEES
	2016		2017		2018
	Earned	Waived	Earned	Waived	Earned	Waived
Access Flex Bear High Yield FundSM	$3,101	$3,101	$2,005	$2,005	$1,216	$1,216
Access Flex High Yield FundSM	65,369	—	52,461	—	46,070	3
EXPENSE LIMITATION AGREEMENT
The Advisor has contractually agreed to waive investment advisory and management services fees and/or to reimburse certain other Fund expenses through at least February 29, 2020 (unless the Board consents to an earlier revision or termination of this arrangement). After such date, the expense limitation may be terminated or revised by the Advisor. This expense limitation excludes brokerage costs, interest, taxes, dividends (including dividend expenses on securities sold short), litigation, indemnification, and extraordinary expenses. Additionally, the expense limitation does not include any expenses incurred by those underlying investment companies. Amounts waived or reimbursed in a particular contractual period may be recouped by the Advisor within five years of the end of that contract period, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of the waiver or reimbursement.
Expense Limits
Each Fund's annual operating expenses are limited as follows:

	EXPENSE LIMIT
	Investor Class	Service Class
Access Flex Bear High Yield FundSM	1.78%	2.78%
Access Flex High Yield FundSM	1.95%	2.95%
Recoupment
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, the Advisor recouped fee waivers/reimbursement from the prior years in the following amounts:

	FEE WAIVERS/REIMBURSEMENTS RECOUPED
	2016	2017	2018
Access Flex Bear High Yield FundSM	$—	$—	$—
Access Flex High Yield FundSM	—	—	16
SERVICES AGREEMENT
Under a separate Services Agreement dated January 1, 2005 (the "Services Agreement"), the Advisor provides an online shareholder trading platform. Pursuant to the Services Agreement, the Advisor receives a monthly fee of from the Trust and the Affiliated Trust based on the actual costs incurred. For 2019, the estimate costs is $9,800 per month collectively for the Trust and the Affiliated Trust.
PORTFOLIO MANAGEMENT
Portfolio Manager Compensation
The Advisor believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed-base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Fixed-base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.
The annual incentive bonus opportunity provides cash bonuses based upon the overall firm’s performance and individual contributions. Principal consideration for each portfolio manager is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Portfolio Manager Ownership
Listed below for each portfolio manager is a dollar range of securities beneficially owned in the funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the Fund Complex as of October 31, 2018 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Benjamin McAbee	None	None
Ryan Dofflemeyer[1]	None	None
1    As of May 31, 2018
Other Accounts Managed by Portfolio Managers
Portfolio managers are generally responsible for multiple investment company accounts. As described below, certain inherent conflicts of interest arise from the fact that a portfolio manager has responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by such portfolio manager acts, as of October 31, 2018.

Name of Portfolio Manager	Number of All Registered Investment Companies Managed/Total Assets[1]		Number of All Other Pooled Investment Vehicles Managed/Total Assets[2]		Number of All Other Accounts Managed/Total Assets[3]
Benjamin McAbee	12	$914,761,572	6	$277,664,818	2	$125,026,530
Ryan Dofflemeyer[4]	2	$15,127,087	14	$2,310,799,383	0	—

[1]	Includes assets of publicly available ProFunds, publicly available series of Access One Trust, and series of ProShares Trust.

[2]	Includes assets of series of ProShares Trust II.

[3]	Includes sub-advised registered investment companies and exchange-traded funds.

[4]	As of May 31, 2018.
Conflicts of Interest
In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor.
The Advisor, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Advisor's clients, such as the Funds. Thus, the Advisor may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Advisor may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, the Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor's recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Any “access person” of the Advisor (as defined under the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”)) may make security purchases, subject to the terms of the Advisor’s Code of Ethics, that are consistent with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act.

The Advisor and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Advisor and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Advisor. Accordingly, should the Advisor or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Advisor and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law. However, each Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate either the daily movement or a multiple, the inverse or an inverse multiple of the daily movement of its benchmark, and the use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.
OTHER SERVICE PROVIDERS
ADMINISTRATOR AND FUND ACCOUNTING AGENT
Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, is an indirect wholly owned subsidiary of Citibank, N.A. and acts as the administrator to the Trust. The Administrator provides the Trust with all required general administrative services, including, but not limited to, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust under federal and state securities laws.
The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator; each series reimburses the Administrator for all fees and expenses incurred by the Administrator that are not directly related to the services the Administrator provides to each series under the service agreement. Each series may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties.
The Trust pays Citi an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust and the Affiliated Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for certain filings. Administration fees include additional fees paid to Citi by the Trust for support of the Compliance Service Program.
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, Citi, as Administrator, was entitled to administration fees in the following amounts:

	ADMINISTRATION FEES
	2016	2017	2018
Access Flex Bear High Yield FundSM	$868	$505	$386
Access Flex High Yield FundSM	16,897	13,173	14,728
Citi also acts as fund accounting agent for each series of the Trust. The Trust pays Citi an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based fees range from 0.03% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, Citi, as fund accounting agent, was paid fees in the following amounts:

	FUND ACCOUNTING FEES
	2016	2017	2018
Access Flex Bear High Yield FundSM	$1,010	$568	$330
Access Flex High Yield FundSM	19,621	14,888	12,389
TRANSFER AGENT
Pursuant to a Transfer Agreement between affiliates of FIS Investment Systems LLC and Citi, dated December 19, 2014, FIS Investor Services LLC (“FIS”) acts as transfer agent for each series of the Trust in exchange for fees. The principal business address of FIS is 4249 Easton Way, Suite 400, Columbus, OH 43219. As transfer agent, FIS maintains the shareholder account records for each series of the Trust, distributes distributions payable by each series of the Trust, and produces statements with respect to account activity for each series of the Trust and their shareholders. The Transfer Agent also provides certain materials required to be filed or furnished under state securities laws.
CUSTODIAN
UMB Bank, N.A. acts as Custodian to the Trust. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.
For each series of the Trust, the Custodian, among other things, maintains a custody account or accounts in the name of each series; receives and delivers all assets for each series upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each series and pays all expenses of each series. For its services, the Custodian receives an asset-based fee and reimbursement of certain expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP serves as the Funds’ independent registered public accounting firm and provides audit services, tax return preparation and assistance, and audit-related services in connection with certain SEC filings. KPMG LLP’s address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.
LEGAL COUNSEL
Ropes & Gray LLP serves as counsel to the Funds. The firm’s address is Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199.
DISTRIBUTOR
The Distributor, a wholly-owned subsidiary of the Advisor serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of the Funds on a continuous basis. Its address is 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814. The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.
ADMINISTRATIVE SERVICES
The Funds may participate in programs in which a third-party (a “Financial Intermediary”) maintains records of indirect beneficial ownership interests in the Funds and provides administrative, sub-accounting, sub-transfer agency and other non-distribution services for the Funds and Fund shareholders. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the Funds via omnibus accounts, insurance company separate accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the Funds, may enter into the administrative services agreements with Financial Intermediaries pursuant to which Financial Intermediaries will provide transfer agency, administrative services and other services with respect to the Funds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in the Funds, generally, the Funds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the Funds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such Financial Intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or the Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each Fund.
For these services, the Trust may pay each Financial Intermediary (i) a fee based on average daily net assets of each Fund that are invested in such Fund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The Financial Intermediary may impose other account or service charges to a Fund or directly to account holders. Please refer to information provided by the Financial Intermediary for additional information regarding such charges.
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, the following administrative services fees were paid:

	ADMINISTRATIVE SERVICES FEES
	2016	2017	2018
Access Flex Bear High Yield FundSM	$4,845	$2,739	$1,532
Access Flex High Yield FundSM	56,320	60,512	52,760
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, the Advisor paid, out of its own resources, $31,549, $31,735 and $34,376, respectively, to administrative service providers.
COSTS AND EXPENSES
Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. Fund expenses include, but are not limited to: the investment advisory fee; the management services fee; administrative fees, transfer agency fees and shareholder servicing fees; compliance service fees; anti-money laundering administration fees; custodian and accounting fees and expenses; principal financial officer/treasurer services fees; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; licensing fees; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and Independent Trustees’ fees and expenses.

DISTRIBUTION OF FUND SHARES
DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)
The Board has approved a Distribution and Service Plan under which the Funds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Funds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.
The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the Funds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.
The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the Funds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal for each Fund. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.
The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each Fund and holders of Service Class Shares of each Fund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.
The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.
For the fiscal year ended October 31, 2018, fees were paid under the Plans to authorized financial intermediaries in the following amounts:

DISTRIBUTION AND SERVICE (12B-1) PLAN FEES PAID (SERVICE CLASS SHARES)
	Service Class Paid	Service Class Waived
Access Flex Bear High Yield FundSM	$929	$—
Access Flex High Yield FundSM	57,949	—
PAYMENTS TO THIRD PARTIES FROM THE ADVISOR AND/OR DISTRIBUTOR
As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the Funds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the Securities Exchange Act of 1934, as amended, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.
In addition, the Advisor, the Distributor and their affiliates may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the Funds, providing the Funds with “shelf space” or a higher profile with the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Advisor or Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.
A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other Funds, other funds sponsored by the Advisor and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor or the Advisor and their affiliates.
The additional payments described above are made out of the Distributor’s or the Advisor’s (or their affiliates’) own assets, as applicable, pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms selected by the Distributor or the Advisor or their affiliates to the financial firms that have sold significant amounts of shares of the Funds. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payment made to financial firm(s) in any future year will vary, may be subject to certain minimum payment levels, and is typically calculated as a percentage of sales made to and/or assets held by customers of the financial firm. In some cases, in addition to the payments described above, the Distributor, the Advisor and/or their affiliates will make payments for special events such as a conferences or seminars sponsored by one of such financial firms.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.
At the date of this SAI, the Distributor and the Advisor anticipate that First Allied Securities, Jefferson National, LPL Financial Corporation, Morgan Stanley & Co. Incorporated, and Wells Fargo may receive additional payments for the distribution services and/or educational support described above ranging from 0.03% to 0.20% of the total value of Fund shares held in their respective accounts. The Distributor and the Advisor expect that additional firms may be added from time to time. Any additions, modifications, or deletions to the firms identified in this paragraph or the terms of the arrangements with those firms that have occurred since the date of this Statement of Additional Information are not reflected.
Representatives of the Distributor, the Advisor and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include, but are not limited to, travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.
DISTRIBUTION OF FUND SHARES TO GOVERNMENT SPONSORED RETIREMENT PLANS
The Funds do not accept purchases from any government plan or program as defined under Rule 206(4)-5(f)(8) under the Advisers Act. Specifically, the Funds will not accept, and any broker-dealer should not accept, any order for the purchase of Fund shares on behalf of any participant-directed investment program or plan sponsored or established by a State or political subdivision or any agency, authority or instrumentality thereof, including, but not limited to, a “qualified tuition plan” authorized by Section 529 of the Code, a retirement plan authorized by Section 403(b) or 457 of the Code, or any similar program or plan.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision by the Board, the Advisor is responsible for decisions to buy and sell securities and derivatives for each of the Funds and the selection of brokers and dealers to effect transactions. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions, along with other fixed-income securities transactions, are made on a net basis and do not typically involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices; and transactions involving baskets of equity securities typically include brokerage commissions. As an alternative to directly purchasing securities, the Advisor may find efficiencies and cost savings by purchasing futures or using other derivative instruments like total return swaps or forward contracts. The Advisor may also choose to cross trade securities between clients to save costs where allowed under applicable law.
The policy regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Advisor believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and execution services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and execution services received from the broker. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In addition to commission rates, when selecting a broker for a particular transaction, the Advisor considers but is not limited to the following efficiency factors: the broker’s availability, willingness to commit capital, reputation and integrity, facilities reliability, access to research, execution capacity, and responsiveness.
The Advisor may give consideration to placing portfolio transactions with those brokers and dealers that also furnish research and other execution related services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; information about market conditions generally; equipment that facilitates and improves trade execution; and appraisals or evaluations of portfolio securities.
For purchases and sales of derivatives (i.e. financial instruments whose value is derived from the value of an underlying asset, interest rate or index) the Advisor evaluates counterparties on the following factors: reputation and financial strength; execution prices; commission costs; ability to handle complex orders; ability to give prompt and full execution, including the ability to handle difficult trades; accuracy of reports and confirmations provided; reliability, type and quality of research provided; financing costs and other associated costs related to the transaction; and whether the total cost or proceeds in each transaction is the most favorable under the circumstances.
Consistent with a client’s investment objective, the Advisor may enter into guarantee close agreements with certain brokers. In all such cases, the agreement calls for the execution price at least to match the closing price of the security. In some cases, depending upon the circumstances, the broker may obtain a price that is better than the closing price and which under the agreement provides additional benefits to clients. The Advisor will generally distribute such benefits pro rata to applicable client trades. In addition, the Advisor, any of its affiliates or employees and the Funds have a policy not to enter into any agreement or other understanding- whether written or oral- under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a Fund’s shares. The Funds are required to identify securities of its “regular brokers or dealers” or of their parents acquired by a Fund during its most recent fiscal year or during the period of time since the Fund’s organization, whichever is shorter. “Regular brokers or dealers” of a Fund are: (i) one of the 10 broker or dealers that received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) one of the 10 broker or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Fund; or (iii) one of the 10 broker or dealers that sold the largest dollar amounts of the Fund’s shares. During the fiscal year ended October 31, 2018, each of the Funds were operational during that period and neither Fund held securities of regular brokers or dealers to the Trust.
BROKERAGE COMMISSIONS
For the fiscal years ended October 31, 2016, October 31, 2017, and October 31, 2018, brokerage commissions were paid in the following amounts:

	BROKERAGE COMMISSIONS PAID
	2016	2017	2018
Access Flex Bear High Yield FundSM	$3,598	$2,932	$854
Access Flex High Yield FundSM	19,143	11,434	5,909
The nature of the Funds may cause the Funds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of a Fund’s investors, as well as each Funds’ investment objective and strategies.
ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST
The Trust is a Delaware statutory trust and registered open-end investment company under the 1940 Act. The Trust was organized on July 29, 2004 and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. The Board may designate additional series of beneficial interest and classify shares of a particular series into one or more classes of that series. Each Fund offers two classes of shares: the Investor Class Shares and the Service Class Shares.

All shares of the Trust are freely transferable. The shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. The shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.
Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.
The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances where a series would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.
If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.
DETERMINATION OF NET ASSET VALUE (NAV)
The NAV of the shares of the Funds is normally calculated at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the NYSE is open for business with the exception of Columbus Day and Veterans’ Day (due to the fact that Columbus Day and Veterans’ Day are currently the only two holidays where the U.S. bond markets are closed and the NYSE is open).
To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund’s principal trading market(s) is closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares. This may also be the case when foreign securities trade while ADRs are not trading due to markets being closed in the United States.
The NAV per share of each class of shares of a Fund serves as the basis for the purchase and redemption price of the shares. The NAV per share of each class of a Fund is calculated by dividing the value of the Fund’s assets attributed to a specific class, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a Fund experiences net shareholder inflows, the Fund generally records investment transactions of the Fund on the next business day after the transaction order is placed. When a Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for a Fund.
Securities and other assets are generally valued at their market value using information provided by a pricing service or market quotations. Certain short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.
Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the NAV per share of a class of shares of a Fund is determined. Alternatively fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.
When ProFund Advisors determines that the market price of a security is not readily available, or deems the price unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.
The Trust has elected to pay redemptions by a shareholder of record in cash, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or one percent of the net asset value of the Fund at the beginning of such period.

TAXATION
Overview. Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, IRAs and other retirement plans, and foreign persons (as defined below)). This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation of the Fund. Each Fund has elected and intends to quali fy and to be eligible each year to be treated as a regulated investment company (RIC) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:
(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships as described below (the income described in this paragraph (a), Qualifying Income);
(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not greater than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year. Each Fund intends to distribute all or substantially all of such income.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Moreover, the amounts derived from investments in foreign currency will be treated as Qualifying Income for purposes of subparagraph (a) above, unless and until the Internal Revenue Service (IRS) issues guidance contrary to such treatment, including retroactively; any such guidance could affect a Fund’s ability to meet the 90% gross income test and adversely affect the manner in which that Fund is managed.
For purposes of meeting the diversification requirement described in paragraph (b) above, the term outstanding voting securities of such issuer will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification requirement described in (b) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or further guidance by the Internal Revenue Service (IRS) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirement described in (b) above.
A Fund’s pursuit of its investment strategies will potentially be limited by the Fund’s intention to qualify for the special tax treatment accorded a RIC and its shareholders and could adversely affect the Fund’s ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any taxable year, a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any taxable year, or otherwise failed to qualify as a RIC that is accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, distributions from the Fund would not be deductible by the Fund in computing its taxable income, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gain (if any), would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, provided, in each case, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

As noted above, if a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
Each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain (that is, the excess of its net long-term capital gains over its net short-term capital losses, in each case determined with reference to any loss carryforwards). Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain (including in connection with determining the amount available to support a Capital Gain Dividend), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of its property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.
Amounts not distributed on a timely basis in accordance with a prescribed formula are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains that were not distributed in previous years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. In addition, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Funds will be able to do so.
A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and is paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Capital losses in excess of capital gains (net capital losses) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (post-2010 losses), those losses will be carried forward to one or more subsequent taxable years, and will be treated as realized on the first day of the taxable year in which it is used to reduce capital gain, without expiration; any such carryforward losses will generally retain their character as short-term or long-term and will be applied first against gains of the same character before offsetting gains of a different character (e.g., net capital losses resulting from previously realized net long-term losses will first offset any long-term capital gain, with any remaining amounts available to offset any net short-term capital gain). If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (pre-2011 losses), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.
See the Funds’ most recent annual shareholder report for the Funds’ available capital loss carryovers as of the end of their most recently ended fiscal year.
Distributions. For federal income tax purposes, distributions of investment income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Distributions of net capital gain - that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year over net short-term capital losses - that are properly reported by a Fund as capital gain dividends (Capital Gain Dividends), whether paid in cash or in shares, are treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent that their income exceeds certain threshold amounts. For these purposes, net investment income generally includes, among other things, (i) distributions paid by a Fund of ordinary dividends and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.
Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.
Distributions by the Funds to tax-deferred or qualified plans, such as an IRA, retirement plan or corporate pension or profit sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants without regard to the character of the income earned by the qualified plan. Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.
Qualified Dividend Income. Qualified dividend income received by an individual will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Fund and shareholder level. The Funds do not expect that a significant portion of their distributions will be derived from qualified dividend income.
Dividends-Received Deduction. In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. The Funds do not expect that a significant portion of their distributions will qualify for the dividends-received deduction.
Qualified REIT Dividends. Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as "section 199A dividends," as defined and subject to conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders.
Disposition of Shares. Upon a redemption, sale or exchange of shares of a Fund, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and generally will be long-term or short-term depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.
Upon the redemption, sale or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Funds’ Prospectus for more information.
Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount (OID) can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. OID that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest income that is included in a Fund’s income, and accordingly is subject to the distribution requirements applicable to RICs, even though the Fund may not receive a corresponding amount of cash until a partial or full repayment or disposition of the debt security. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities that it otherwise would have continued to hold.
Some debt securities may be purchased by a Fund in the secondary market at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see below).
Market Discount. If a Fund purchases a debt security with a fixed maturity date of more than one year from the date of issuance in the secondary market at a price lower than the stated redemption price of such debt security (or, in the case of a debt security issued with OID, a price below the debt security’s revised issue price), the debt security will be considered to have market discount. Subject to the discussion below regarding Section 451 of the Code, if the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues ratably on a daily basis for each day the debt security is held by a Fund based on the number of days between the date of the Fund’s acquisition of the debt security and the debt security’s maturity date or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the accrued market discount.
Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. Although application of Section 451 to the accrual of market discount is currently unclear the IRS and the Treasury

Department have announced that they expect to issue proposed regulations providing that Section 451 does not apply to market discount. If Section 451 were to apply to the accrual of market discount, a Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
Securities Issued or Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the stated principal amount (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable, the Fund reduces the current taxable income from the bond by the amortizable premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct, against stated interest from other bonds, any premium allocable to a prior period not previously deducted.
Higher-Risk Securities. Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
Options, Futures, Forward Contracts and Swaps. Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be section 1256 contracts. Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses (60/40); however, foreign currency gains or losses arising from certain section 1256 contracts may be ordinary in character (see Foreign Currency Transactions below). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are marked to market with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.
The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, forward contracts and swaps undertaken by a Fund may result in straddles for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.
Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.
More generally, investments by a Fund in options, futures, forward contracts, swaps (including CDS transactions), as well as any of its hedging, short sale, securities loan or similar transactions are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing or character of the income distributed to shareholders by a Fund. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an appreciated financial position it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term appreciated financial position excludes any position that is marked -to -market.
Short Sales. To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Foreign Investments and Taxes. Income, proceeds and gains received by a Fund from foreign investments may be subject to foreign withholding and other taxes, which could decrease the Fund’s return on those investments. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. Shareholders generally will not be entitled to claim a credit or further deduction with respect to foreign taxes incurred by a Fund.
Foreign Currency Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a Fund may elect to treat foreign currency gain or loss attributable to a forward contract, a futures contract or an option as capital gain or loss. Furthermore, foreign currency gain or loss arising from certain types of section 1256 contracts is treated as capital gain or loss absent an election to treat foreign currency gain or loss from such contracts as ordinary in character.
To the extent that a Fund’s foreign currency gains and losses, referred to under the Code as section 988 gains or losses, are treated as ordinary income or loss, they will increase or decrease the amount of the Fund’s investment company taxable income available (and required) to be distributed to its shareholders. If such foreign currency losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders rather than as ordinary dividends, thereby reducing each shareholder’s basis in his or her Fund shares. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Passive Foreign Investment Companies. The Funds may invest in shares of foreign corporations that are classified under the Code as passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. Certain distributions from a PFIC as well as gain from a sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains. If a Fund receives an excess distribution with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of the excess distribution that is allocated to years in the Fund’s holding period prior to the current taxable year (regardless of whether such portion of the excess distribution is distributed by the Fund), and an interest factor will be added to the tax imposed on amounts allocated to such prior taxable years, as if the tax had been payable on the due dates for paying taxes with respect to such prior taxable years.
The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules discussed above relating to the taxation of excess distributions would not apply. Another election would involve marking to market a Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Making either of these elections may result in a Fund recognizing income without a corresponding receipt of cash and accordingly require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may in turn accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
Mortgage Pooling Vehicles. The Funds may invest directly or indirectly in residual interests in real estate mortgage conduits (REMICs) or taxable mortgage pools (TMPs). Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a real estate investment trust (REIT) or other pass-through entity) that is attributable to a residual interest in a REMIC or a TMP (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, the Funds may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income below).
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Pursuant to proposed regulations on which the Funds may rely, distributions by a Fund to its shareholders that the Fund properly reports as "section 199A dividends," as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a "section 199A dividend" is any dividend or portion thereof that is attributable to certain dividends received by a regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Unrelated Business Taxable Income. Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax exempt entity that is a shareholder in the Fund. Notwithstanding this blocking effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes excess inclusion income (as described above). Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to such shareholder at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable to CRTs in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
Backup Withholding. Each Fund may be required to withhold federal income tax (backup withholding) from dividends paid, capital gains distributions, and redemption proceeds to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding.
Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal tax liability.
In order for a foreign investor to qualify for an exemption from backup withholding and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.
Non-U.S. Shareholders. Distributions by a Fund to shareholders that are not U.S. persons within the meaning of the Code (foreign shareholders) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) short-term capital gain dividends as distributions of net short-term capital gains in excess of net long-term capital losses and (2) interest-related dividends as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.
The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
In order to qualify for the withholding exemptions for interest-related and short term capital gain dividends, a foreign shareholder is required to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the applicable W-8 form or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of U.S. real property interests (USRPIs) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Special rules would apply if a Fund were a qualified investment entity (QIE) because it is either a U.S. real property holding corporation (USRPHC) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special look-through rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to wash sale rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding Fund shares through intermediaries, their intermediaries, concerning the application of these rules to an investment in a Fund.
Certain Additional Reporting and Withholding Requirements. Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, FATCA) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA at a rate of 30% of the ordinary dividends the Fund pays to shareholders. In addition, the IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or capital gain dividends the Fund pays will not be subject to FATCA withholding. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.
Equalization Accounting. Each Fund intends to distribute its net investment income and capital gains to shareholders at least annually to qualify for treatment as a RIC under the Code. Under current law, provided that each Fund is not treated as a personal holding company for U.S. federal income tax purposes, each Fund is permitted to treat on its tax return as dividends paid the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s accumulated earnings and profits. This practice, called tax equalization, reduces the amount of income and/or gains that a Fund is required to distribute as dividends to non-redeeming shareholders Tax equalization is not available to a Fund treated as a personal holding company. The amount of any undistributed income and/or gains is reflected in the value of a Fund’s shares. The total return on a shareholder’s investment will generally not be reduced as a result of a Fund’s use of this practice.
Tax Shelter Disclosure. Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Other Taxation. The foregoing discussion is primarily a summary of certain U.S. federal income tax consequences of investing in a Fund based on the law in effect as of the date of this SAI. The discussion does not address in detail special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, banks, other financial institutions and investors making in-kind contributions to a Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local and, where applicable, foreign tax consequences of investing in a Fund.

ADDITIONAL INFORMATION
RATING SERVICES
The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, and DBRS, Inc. represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.
FINANCIAL STATEMENTS
The Report of Independent Registered Public Accounting Firm and Financial Statements for the fiscal year ended October 31, 2018 are incorporated herein by reference to the Funds' annual report to shareholders, such Financial Statements having been audited by KPMG LLP, the independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such annual report are available without charge upon request by writing to: Access One Trust, 4400 Easton Way, Suite 200, Columbus, Ohio 43219 or telephoning (888) 776-3637.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF

ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS
S&P GLOBAL RATINGS (“S&P”)
Long-Term Issue Credit Ratings
AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB;B;CCC;CC; and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Municipal Short-Term Note Ratings
SP-1 – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.
D – 'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Short-Term Issue Credit Ratings
A-1 – A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 – An obligor rated 'A-2' has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 – An obligor rated 'A-3' has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments.
B – An obligor rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C – An obligor rated 'C' is currently vulnerable to nonpayment that would result in an 'SD' or 'D' issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
R – An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.
SD and D – An obligor is rated 'SD' (selective default) or 'D' if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A 'D' rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to 'D' or 'SD' if it is conducting a distressed exchange offer.
MOODY'S INVESTORS SERVICE (“MOODY'S”)
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Rating Scale
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Municipal Investment Grade Rating Scale
MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Variable Municipal Investment Grade Rating Scale
VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
FITCH INVESTOR SERVICES ("FITCH'S)
Issuer Default Ratings
AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B – Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC – Substantial credit risk. Default is a real possibility.
CC – Very high levels of credit risk. Default of some kind appears probable.
C – Near Default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

•	the formal announcement by the issuer or their agent of a distressed debt exchange;

•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:

•	the selective payment default on a specific class or currency of debt;

•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Short-Term Issuer or Obligation Rating
F-1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F-2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F-3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – High Short-Term Default Risk. Default is a real possibility.
RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
DBRS, Inc.
Long Term Obligations Scale
AAA – Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
AA – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.
A – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.
BBB – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
BB – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
B – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
CCC/CC/C – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”
Commercial Paper and Short-Term Debt Rating Scale
R-1 (high) – Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
R-1 (middle) – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
R-1 (low) – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
R-2 (high) – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
R-2 (middle) – Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
R-2 (low) – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
R-3 – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
R-4 – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
R-5 – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
D – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

APPENDIX B
PRINCIPAL HOLDERS AND CONTROL PERSONS
From time to time, certain shareholders may own, of record or beneficially, a large percentage of the shares of the Funds. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of February 1, 2019, the following persons owned 5% or more of the shares of the Funds. Persons who own more than 25% of the shares of a Fund may be deemed to control that Fund. For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company’s parents are listed.
CONTROLLING PERSON INFORMATION
As of February 1, 2019, the following persons owned of record five percent or more of the outstanding shares of a Fund (or class of shares thereof) as of that date are set forth below:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

110 - ACCESS FLEX HIGH YIELD-INV

CHARLES SCHWAB & CO., INC.
211 MAIN STREET
SAN FRANCISCO CA 94105	314,519.603	44.44%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
110 - ACCESS FLEX HIGH YIELD-INV	66,243.615	9.36%

NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	65,174.822	9.21%
JERSEY CITY NJ 07310

111 - ACCESS FLEX BEAR HIGH YIELD-INV

CHARLES SCHWAB & CO., INC.
211 MAIN STREET
SAN FRANCISCO CA 94105	4,690.905	28.34%

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	3,661.209	22.12%

NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD	3,361.864	20.31%
JERSEY CITY NJ 07310

140 - ACCESS FLEX HIGH YIELD-SVC

RENAISSANCE CHARITABLE FOUNDATION INC

B-1

8910 PURDUE RD SUITE 555
INDIANAPOLIS IN 46268	23,804.274	11.84%

JESS ARAUJO
IRA
930 AVENIDA SALVADOR	17,479.565	8.69%
SAN CLEMENTE CA 92672

JOHN A MONTEVIDEO
IRA
113 VIA ENSUENO	14,577.922	7.25%
SAN CLEMENTE CA 926722456

141 - ACCESS FLEX BEAR HIGH YIELD-SVC

TD AMERITRADE CLEARING, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	820.019	70.12%

PERSHING LLC
ONE PERSHING PLAZA
PRODUCT SUPPORT, 14TH FLOOR	328.483	28.09%
JERSEY CITY NJ 07399
Michael Sapir owns a controlling interest in the Advisor and serves as Chief Executive Officer of the Advisor and Chairman of the Trust. Louis Mayberg owns a controlling interest in the Advisor and serves as President of the Advisor. No other person owns more than 25% of the ownership interests in the Advisor.

B-2

APPENDIX C
DOCUMENT
TITLE:    Proxy Voting Policies and Procedures

FOR:    ProShare Advisors LLC
ProFund Advisors LLC
DATED:    March 1, 2008

AS REVISED:    May 1, 2015

Proxy Voting Policies and Procedures to Maximize Shareholder Value and Protect Shareowner Interests
It is the policy of ProFund Advisors LLC and ProShare Advisors LLC (collectively, the “Advisor”) to seek to maximize shareholder value and protect shareholder interests when voting proxies on behalf of clients. The Advisor seeks to achieve this goal by utilizing a set of proxy voting guidelines (the “Guidelines”) maintained and implemented by an independent service provider, Institutional Shareholder Services (“ISS”). The Advisor believes that these Policies and Procedures, including the Guidelines, are reasonably designed to ensure that proxy matters are conducted in the best interests of clients and in accordance with the Advisor’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940, and, in the case of its registered fund clients, applicable rules under the Investment Company Act of 1940.
Proxy Voting Guidelines
Proxies generally will be voted in accordance with the ISS Guidelines, an extensive list of common proxy voting issues and recommended voting actions for such issues based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Common issues in the Guidelines, and factors taken into consideration in voting proxies with respect to these issues, include, but are not limited to:

•	Election of Directors- considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests- considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors- considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses- considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses- considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues – considering factors such as confidential voting and equal access.

•	Capital Structure- considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation- considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation- considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring- considering factors such as spinoffs and asset sales.

•	Mutual Fund Proxy Voting – considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.
A full description of the Guidelines is maintained by the Advisor and the Advisor has established a committee that monitors the effectiveness of the Guidelines (the “Brokerage Allocation and Proxy Voting Committee” or the “Committee”).
The Advisor reserves the right to modify any of the recommendations set forth in the Guidelines with respect to any particular issue in the future, in accordance with the Advisor intent to vote proxies for clients in a manner that the Advisor determines is in the best interests of clients and which seeks to maximize the value of the client’s investments. The Advisor is not required to vote every proxy in fulfilling its proxy voting obligations. In some cases, the Advisor may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. For example, the Advisor may determine that the cost of voting certain proxies exceeds the expected benefit to the client (such as where casting a vote on a foreign security would require hiring a translator), and may abstain from voting in such cases.
In cases where the Advisor does not receive a solicitation or enough information with respect to a proxy vote within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor may be unable to vote. With respect to non-U.S. companies, it is typically difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisor does not vote proxies of non-U.S. companies if it determines that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.
Overview of the Proxy Voting Process
In relying on ISS to vote client proxies, the Advisor will take reasonable steps and obtain adequate information to verify that ISS has the capacity to provide adequate proxy advice, is independent of the Advisor, has an adequate conflict of interest policy, and does not have the incentive to vote proxies in anyone’s interest other than that of the Advisor’s client. In addition, the Committee will monitor for conflicts concerning ISS.
As proxy agent, ISS devotes research for proxies based on the level of complexity of the proxy materials to be voted. ISS assigns complex issues such as mergers or restructuring to senior analysts. Recurring issues for which case-by-case analysis is unnecessary are handled by more junior analysts. In every case, an analyst reviews publicly available information such as SEC filings and recent news reports and, if necessary, may contact issuers directly. Such discussions with issuers may be handled by telephone or in a face-to-face meeting. Analysts will seek to speak directly with management when a question is not answered by publicly available information and such information is needed for an informed recommendation.
As part of ISS’s quality assurance process, every analysis is reviewed by a director of research or a chief policy advisor. Complex issues such as mergers are assigned to senior staff members. Contested issues are reviewed by research directors. While a senior analyst takes the lead on every proxy contest, a member of management will frequently conduct additional review by participating in calls with principals directly involved with the proxy issue.
Generally, proxies are voted in accordance with the voting recommendations as stated in the Guidelines. ISS will consult the Advisor on non-routine issues. Information about the Guidelines is available on the ISS web site at: http://www.issgovernance.com/file/policy/2015-us-summary-voting-guidelines-updated.pdf.
Oversight of the Proxy Voting Process
The Advisor has established the Brokerage Allocation and Proxy Voting Committee, in part, to oversee the proxy voting process. ISS provides the Advisor quarterly reports, which the Advisor reviews to ensure that client proxies are being voted properly. The Advisor and ISS also perform spot checks on an intra-quarterly basis. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments, in turn, is provided to the Committee.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between the Advisor and its clients. It shall be the duty of the Committee to monitor for and to identify potential conflicts of interest. The Committee will also determine which conflicts are material (if any). To ensure that proxy voting decisions are based on the best interests of the client in the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with the Guidelines.
If a registered investment company managed by the Advisor owns shares of another investment company managed by the Advisor, “echo voting” is employed to avoid certain potential conflicts of interest. Echo voting means that the Advisor votes the shares of each such underlying investment company in the same proportion as the vote of all of the other holders of the underlying investment company’s shares.
The Committee will disclose to clients any voting issues that created a conflict of interest and the manner in which ISS, on behalf of the Advisor, voted such proxies.
Securities Lending Program
The Advisor acknowledges that, when a registered fund client (a “Fund”) lends its portfolio securities, the Fund’s Trustees (who generally have delegated proxy voting responsibility to the Advisor) retain a fiduciary obligation to vote proxies relating to such securities and to recall the securities in the event of a shareholder vote on a material event affecting the security on the loan. Under the Funds’ securities lending agreements, a Fund generally retains the right to recall a loaned security and to exercise the security’s voting rights. In order to vote the proxies of securities out on loan, the Advisor must recall the securities prior to the established record date. It is the Advisor’s general policy to use its best efforts to recall securities on loan and to vote proxies relating to such securities if the Advisor determines that such proxies involve a material event affecting the loaned securities. The Advisor may utilize third party service providers to assist it in identifying and evaluating whether an event is material.
As noted, in certain cases, the Advisor may determine that voting proxies is not in the best interest of a client and may refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client. For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. If the Advisor determines that the expected value of casting a vote will be less than the securities lending income, either because the votes would not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor’s recalling the loaned securities in order to ensure they are voted (e.g., for an annual shareholder meeting at which purely routine votes are at issue, or if the relevant Fund owns a de minimus percentage of the outstanding shares at issue). The Advisor intends to recall securities on loan if it determines that voting the securities is likely to affect materially the value of a Fund’s investment and that it is in the Fund’s best interests to do so.
Availability of Information; Record of Proxy Voting
The Advisor, with the assistance of ISS, shall maintain for a period of at least five years the following records relating to proxy voting on behalf of clients:

(1)	proxy voting policies and procedures;

(2)	proxy statements received for clients (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

(3)	any documents prepared by the Advisor that were material to making a proxy voting decision or that memorialized the basis for the decision;

(4)	records of votes cast on behalf of clients (which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request); and

(5)	records of written requests for proxy voting information and written responses from the Advisor to either a written or oral request.

For the first two years, the Advisor will store such records at its principal office. Voting records will also be maintained and will be available free of charge by calling the Advisor at 888-776-1972. The voting record is available on the website of the Securities and Exchange Commission at www.sec.gov.
Disclosure
The Advisor will inform its clients as to how to obtain information regarding the Advisor's voting of the clients' securities. The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients as to how they can obtain a copy of the complete Guidelines upon request. The Advisor will include such information described in the preceding two sentences in its Form ADV and will provide its existing clients with the above information. The Advisor shall disclose in the statements of additional information of registered fund clients a summary of procedures which the Advisor uses to determine how to vote proxies relating to portfolio securities of such clients. The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and the Advisor or an affiliate of the Advisor.
The semi-annual reports of Fund clients shall indicate that a Fund’s proxy voting records are available: (i) by calling a toll-free number; or (ii) on the SEC’s website. If a request for the records is received, the requested description must be sent within three business days by a prompt method of delivery.
The Advisor, on behalf of each Fund it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year. Such filings shall contain all information required to be disclosed on Form N-PX.